                                                                   EXHIBIT 10.26

                          LOAN AND SECURITY AGREEMENT



                                                       Dated as of July 31, 1996


                                    between

                                COMDISCO, INC.
                             6111 North River Road
                           Rosemont, Illinois 60018

                                   as Lender

                                      and

                         CORSAIR COMMUNICATIONS, INC.
                            a Delaware corporation
                             3408 Hillview Avenue
                          Palo Alto, California 94304

                                  as Borrower



                           CREDIT AMOUNT: $2,000,000

                    Treasury Note Maturity:    42    months
                                            --------

                       Loan Margin:   805  basis points
                                      ---

                  Commitment Termination Date: July 31, 1996



     The defined terms and information set forth on this cover page are a part of the Loan and Security Agreement, dated as of the date first written above (this "Agreement"), entered into by and between COMDISCO, INC. ("Lender") and the borrower ("Borrower") set forth above. The terms and conditions of this Agreement agreed to between Lender and Borrower are as follows:

                                   ARTICLE I
                                INTERPRETATION
                                --------------

1.01.  Certain Definitions.  Unless otherwise indicated in this Agreement or any
       -------------------
other Operative Document, the following terms, when used in this Agreement or any other Operative Document, shall have the following respective meanings:

       "Borrower's Home State" shall mean the state in which Borrower's
        ---------------------
principal place of business is located.

       "Business Day" shall mean any day other than a Saturday, Sunday or public
        ------------
holiday under the laws of California, Illinois or Borrower's Home State or other day on which banking institutions are authorized or obligated to close in California, Illinois or Borrower's Home State.

       "Cash Equivalents" shall mean (i) cash, (ii) marketable direct
        ----------------
obligations issued or unconditionally guaranteed by the United States or any agency thereof maturing within one year from the date of the acquisition thereof, (iii) commercial paper currently having a rating of at least "Al" or "P1" by a national credit rating agency and maturing not more than one (1) year from the creation thereof, and (iv) certificates of deposit, maturing not more than one year from the date of creation thereof, issued by commercial banks incorporated under the laws of the United States or a state thereof having combined capital and surplus of not less than $200,000,000.

       "Change of Control" shall mean the occurrence of any of the following (i)
        -----------------
the acquisition by any person or group of persons acting together of 50% or more of the outstanding voting securities of Borrower, (ii) the sale or all or substantially all of the assets of Borrower, or (iii) a merger or consolidation in which the shareholders of Borrower immediately prior to the consummation of such merger or consolidation do not own at least 50% of the outstanding voting securities of the surviving corporation immediately after such merger or consolidation.

       "Claim" has the meaning given to that term in Section 10.03.
        -----                                        -------------

       "Collateral" has the meaning given to that term Section 5.01(a).
        ----------                                     ---------------

       "Commitment Fee" has the meaning given to that term in Section 2.04.
        --------------                                        ------------

       "Commitment Termination Date" shall mean the date specified on the cover
        ---------------------------
page of this Agreement.

       "Credit Amount" shall mean the maximum amount that Lender is committed to
        -------------
lend (if the conditions specified in Schedule 3 are satisfied), which amount is set forth following such term on the cover page of this Agreement.

       "Current Assets" shall mean the aggregate amount of all of the
        --------------
consolidated assets of Borrower and its Subsidiaries that would, in accordance with GAAP, be classified on a balance sheet as current assets.

       "Current Liabilities" shall mean the aggregate amount of all of the
        -------------------
consolidated liabilities of Borrower and its Subsidiaries that would, in accordance with GAAP, be classified on a balance sheet as current liabilities.

       "Debt" shall mean, with respect to Borrower or any Subsidiary, the
        ----
aggregate amount of, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade payables of less than 180 days), (d) all capital lease obligations of such Person, (e) all obligations or liabilities of others secured by a lien on any asset of such Person, whether or not such obligation or liability is assumed, and (f) all obligations or liabilities of others guaranteed by such Person. Unless otherwise indicated, the term "Debt" shall include all Debt of Borrower and its Subsidiaries.
          ----

       "Default" shall mean any event which with the passing of time or the
        -------
giving of notice or both would become an Event of Default hereunder.

       "Default Rate" shall mean the per annum rate of interest equal to the
        ------------
higher of (i) 18% or (ii) the Prime Rate plus 6%, but such rate shall in no event be more than the highest rate permitted by applicable law.

       "Disclosure Schedule" has the meaning set forth in the definition of the
        -------------------
term "Permitted Liens."

       "Environmental Law" shall mean the Resource Conservation and Recovery Act
        -----------------
of 1987, the Comprehensive Environmental Response, Compensation and Liability Act, and any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree (in each case having the force of law) regulating or imposing liability or standards of conduct concerning any Hazardous Material, as now or at any time hereafter in effect.

       "Equipment" has the meaning given to that term in Section 5.01(a).
        ---------                                        ---------------

       "Equity Securities" of any Person shall mean (a) all common stock,
        -----------------
preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

       "Event of Default" has the meaning given to that term in Section 9.01.
        ----------------                                        ------------

       "Event of Loss" has the meaning given to that term in Section 6.01(e).
         -------------                                        ---------------

       "Funding Date" shall mean any date on which the Loan is made to or on
        ------------
account of Borrower under this Agreement.

       "GAAP" shall mean generally accepted accounting principles and practices
        ----
as in effect in the United States of America from time to time, consistently applied.

       "Hazardous Material" means any hazardous, dangerous or toxic constituent
        ------------------
material, pollutant, waste or other substance, whether solid, liquid or gaseous, which is regulated by any federal, state or local governmental authority.

       "Initial Public Offering" means the closing of the initial public
        -----------------------
offering of Borrower's Common Stock effected pursuant to a registration statement on Form S-1 (or its successor) filed under the Securities Act of 1933, as amended.

       "Intellectual Property" shall mean all of Borrower's right, title and
        ---------------------
interest in and to patents, patent rights (and applications therefor), trademarks and service marks (and applications and registrations therefor), inventions, copyrights, mask works (and applications and registrations therefor), trade names, trade styles, software and computer programs, trade secrets, methods, processes, know how, drawings, specifications, descriptions, and all memoranda, notes, and records with respect to any research and development, all whether now owned or subsequently acquired or developed by Borrower and whether in tangible or intangible form or contained on magnetic media readable by machine together with all such magnetic media.

       "Landlord Consent" shall mean a consent in the form of Exhibit C or such
        ----------------                                      ---------
other form as Lender may agree to accept.

       "Lien" shall mean any pledge, bailment, lease, mortgage, hypothecation,
        ----
conditional sales and title retention agreements, charge, claim, encumbrance or other lien in favor of any Person.

       "Loan" shall mean the advance by Lender to Borrower under this Agreement.
        ----

       "Loan Margin" shall mean the number of basis points set forth following
        -----------
such term on the cover page of this Agreement.

       "Loan Rate" shall mean, with respect to the Loan, the per annum rate of
        ---------
interest (based on a year of 360 days and actual days elapsed) equal to the sum of (a) the U.S. Treasury note rate of a term equal to the Treasury Note Maturity as quoted in The Wall Street Journal on the date two (2) Business Days prior to
             -----------------------
the requested Funding Date of the Loan plus (b) the Loan Margin.

       "Make-Whole Premium" shall mean an amount equal to the greater of (i)
        ------------------
zero and (ii) the excess of (x) the sum of the present values, at the date of prepayment of the amount of each remaining scheduled payment of interest on and principal on the Loan, or portion of such payment, which will not be required to be made as a result of such prepayment (each such payment an "Amount Payable")
                                                              --------------
(each such Amount Payable discounted separately at the Treasury Rate, determined on the date three (3) Business Days before the date of prepayment, compounded monthly, from the date such Amount Payable would be due), over (y) the principal amount of such Note to be prepaid. The "Treasury Rate" shall be, prior to Borrower's Initial Public Offering, the yield (as quoted in The Wall Street Journal on the date which is three (3) Business Days prior to the date of prepayment) on U.S. Treasury securities adjusted to a constant maturity equal to the then remaining number of full months to maturity of the Note. After Borrower's Initial Public Offering, the "Treasury Rate" shall be the rate determined pursuant to the previous sentence plus 200 basis points.

       "Note" or "Notes" shall mean the secured promissory note or notes, as
        ----      -----
applicable, of Borrower substantially in the form of Exhibit A.
                                                     ---------

       "Obligations" has the meaning given to that term Section 5.01.
        -----------                                     ------------

       "Operative Documents" shall mean this Agreement, the Note, the Warrant,
        -------------------
the Landlord Waiver and Consent(s) and all other documents, instruments and agreements executed and delivered in connection herewith or therewith or in respect of the closing of the transactions contemplated hereby or thereby.

       "Payment Date" means the last day of each calendar month.
        ------------

       "Permitted Liens" shall mean (a) the Lien created by this Agreement, (b)
        ---------------
Liens for fees, taxes, levies, imposts, duties or other governmental charges of any kind which are not yet delinquent or which are being contested in good faith by appropriate proceedings which suspend the collection thereof (provided,
                                                                 --------
however, that such proceedings do not involve any substantial danger of the
-------
sale, forfeiture or loss of any item of Equipment and that Borrower has adequately bonded such Lien or reserves sufficient to discharge such Lien have been provided on the books of Borrower), (c) Liens identified on the disclosure schedule attached hereto as Schedule 2 ("Disclosure Schedule"), (d) Liens to
                                         -------------------
secure payment of worker's compensation, employment insurance, old age pensions or other social security obligations of Borrower in the ordinary course of business of Borrower, (e) Liens upon any equipment or other personal property acquired by Borrower after the date hereof to secure (i) the purchase price of such equipment or other personal property or (ii) lease obligations or indebtedness incurred solely for the purpose of financing the acquisition of such equipment or other personal property; provided that (A) such Liens are
                                           --------
confined solely to the equipment or other personal property so acquired, and (B) no such Lien shall be created, incurred, assumed or suffered to exist in favor of Borrower's officers, directors or shareholders holding five percent (5%) or more of Borrower's Equity Securities, (f) non-exclusive licenses of Intellectual Property entered into in the ordinary course of business and licenses, Liens or similar arrangements entered into in connection with joint ventures and corporate collaborations, and (g) Liens referred to in and to which Lender has agreed to be subordinated pursuant to Section 5.05.
                                      ------------

       "Person" shall mean and include an individual, a partnership, a
        ------
corporation, a business trust, a joint stock company, a limited liability company, an unincorporated association or other entity and any domestic or foreign national, state or local government, any political subdivision thereof, and any department, agency, authority or bureau of any of the foregoing.

       "Prime Rate" shall mean the interest rate per annum publicly announced
        ----------
from time to time by Bank of America NT & SA (or its successor) as its reference rate, but such rate shall in no event be more than the highest interest rate permitted by applicable law.

       "Qualified Financing" shall mean the closing of the sale of the Equity
        -------------------
Securities of Borrower having net proceeds to Borrower of not less than $10,000,000.

       "Subsidiary" shall mean any corporation of which a majority of the
        ----------
outstanding capital stock entitled to vote for the election of directors (otherwise than as the result of a default) is owned by Borrower directly or indirectly through Subsidiaries.

       "Tangible Net Worth" shall mean Borrower's consolidated assets as
        ------------------
determined in accordance with GAAP minus (a) consolidated liabilities, as determined in accordance with GAAP, (b) all intangible assets of Borrower, including, but not limited to, all assets which should be classified as intangible assets, such as goodwill, patents, trademarks, copyrights, franchises, treasury stock and deferred charges (including unamortized debt discount and research and development costs), (c) cash held in a sinking or other similar fund established for the purpose of redemption or other retirement of capital stock, (d) to the extent not already deducted from total assets, reserves for depreciation, depletion, obsolescence or amortization of properties and other reserves or appropriations of retained earnings which have been or should be established in connection with the business conducted by Borrower, and (e) unless approved by Borrower's auditors, any revaluation or other write-up in book value of assets subsequent to Borrower's fiscal year last ended at the date of this Agreement.

       "Term" shall mean the period from and after the date hereof until the
        ----
payment or satisfaction in full of all Obligations under this Agreement and the other Operative Documents.

       "Treasury Note Maturity" shall mean the period of months set forth
        ----------------------
following such term on the cover page of this Agreement.

       "Warrant" shall mean a warrant to purchase securities of Borrower
        -------
substantially in the form of Exhibit C.
                             ---------


       1.02.  Headings.  Headings in this Agreement and each of the other
              --------
Operative Documents are for convenience of reference only and are not part of the substance hereof or thereof.

       1.03.  Plural Terms.  All terms defined in this Agreement or any other
              ------------
Operative Document in the singular form shall have comparable meanings when used in the plural form and vice versa.
                       ---- -----

       1.04.  Construction.  This Agreement is the result of negotiations among,
              ------------
and has been reviewed by, Borrower and Lender and their respective counsel. Accordingly, this Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against Borrower or Lender.

       1.05.  Entire Agreement. This Agreement, together with the terms set
              ----------------
forth in each of the other Operative Documents, taken together, constitute and, contain the entire agreement of Borrower and Lender and, with regard to their respective subject matters, supersede any and all prior agreements, term sheets, negotiations, correspondence, understandings and communications among the parties, whether written or oral, with respect to their respective subject matters.

       1.06.  Other Interpretive Provisions.  References in this Agreement to
              -----------------------------
"Articles," "Sections," "Exhibits," "Schedules" and "Annexes" are to recitals, articles, sections, exhibits, schedules and annexes herein and hereto unless otherwise indicated. References in this Agreement and each of the other Operative Documents to any document, instrument or agreement shall include (a) all exhibits, schedules, annexes and other attachments thereto, (b) all documents, instruments or agreements issued or executed in replacement thereof, and (c) such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any other Operative Document shall refer to this Agreement or such other Operative Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Operative Document, as the case may be. The words "include" and "including" and words of similar import when used in this Agreement or any other Operative Document shall not be construed to be limiting or exclusive. Unless otherwise indicated in this Agreement or any other Operative Document, all accounting terms used in this Agreement or any other Operative Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with generally accepted accounting principles as in effect in the United States of America from time to time.


                                  ARTICLE II
                                  THE CREDIT
                                  ----------

       2.01.  Credit Facility.
              ---------------

       (a) Commitment.  On the terms and subject to the conditions hereof and
           ----------
relying upon the representations and warranties herein set forth as and when made or deemed to be made, Lender agrees to lend to Borrower a Loan in the aggregate principal amount of Two Million Dollars ($2,000,000).

       (b) Loan Interest Rate.  Borrower shall pay interest on the unpaid
           ------------------
principal amount of the Loan from the date of the Loan until the Loan is paid in full, at a per annum rate of interest equal to the Loan Rate determined in accordance with the definition of Loan Rate. The Loan Rate applicable to the Loan shall not be subject to change in the absence of manifest error. All computations of interest on the Loan shall be based on a year of 360 days and actual days elapsed. If Borrower pays interest on the Loan which is determined to be in excess of the then legal maximum rate, then that portion of each interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of the Loan.

       (c) Payments of Principal and Interest.  Borrower shall make payments of
           ----------------------------------
accrued interest only on the aggregate outstanding principal amount of the Loan on each Payment Date through and including January 31, 1996. Thereafter, on each Payment Date, commencing on February 28, 1997, Borrower shall make thirty-six (36) payments of principal equal to 2.7778% of the original principal amount of the Loan, plus accrued interest on the unpaid principal balance of the Loan, until the Loan is paid in full with the last payment to occur, unless the Loan is earlier prepaid, on January 31, 2000. The Loan may not be prepaid except as set forth in Section 2.02(f).

       2.02.  Use of Proceeds; the Loans and the Note; Disbursement.
              -----------------------------------------------------

       (a) Use of Proceeds.  The proceeds of the Loan shall be used solely for
           ---------------
working capital or general corporate purposes of Borrower.

       (b) The Loan and the Note.  The obligation of Borrower to repay the
           ---------------------
aggregate unpaid principal amount of and interest on the Loan shall be evidenced by the Note. Lender may, and is hereby authorized by Borrower to, endorse on a grid annexed to the Note appropriate notations regarding the Loan; provided,
                                                                   --------
however, that the failure to make, or an error in making, any such notation
-------
shall not limit or otherwise affect the obligations of Borrower hereunder or under the Note.

       (d) Disbursement. Subject to the satisfaction of the conditions set forth
           ------------
in this Agreement, Lender shall disburse the Loan by wire transfer to Borrower in same day immediately available funds unless otherwise directed in writing by Borrower.

       (e) Termination of Commitment to Lend.  Notwithstanding anything to the
           ---------------------------------
contrary in the Operative Documents, Lender's obligation to lend to Borrower hereunder shall terminate on the earlier of (i) the occurrence of any Event of Default hereunder, and (ii) the Commitment Termination Date.

       (f) Optional Payment with Premium. At any time after the first
           -----------------------------
anniversary date hereof, upon three (3) Business Days' prior written notice to Lender, Borrower may, at its option, at any time, prepay the Loan, either in whole or from time to time in any part of the principal amount thereof equal to $500,000 or more, at a prepayment price equal to the principal amount of the Loan so to be prepaid, plus interest accrued thereon through and including the date of such prepayment, plus a premium equal to the Make-Whole Premium.

       (g) Mandatory Prepayment.  Prior to any contemplated Change of Control,
           --------------------
Borrower shall give Lender written notice of thereof together with a description of the proposed transaction and financial information concerning the surviving or acquiring entity or such entity's parent if applicable (and will deliver additional information upon Lender's reasonable request). Lender shall notify Borrower within thirty (30) days of receipt of such notice whether or not it will consent (such consent not to be unreasonably withheld) to the assignment to and the assumption by such surviving or acquiring entity or the continuation of the Loan with the Borrower if the Borrower has become a Subsidiary of any such entity. If Lender does not so consent (and such consent shall not be unreasonably withheld), then prior to the closing of the Change of Control, Borrower shall prepay the principal, accrued interest and other amounts due with respect to the Loan, plus a premium equal to the Make-Whole Premium.

       2.03.  Other Payment Terms.
              -------------------

       (a) Place and Manner.  Borrower shall make all payments due to Lender in
           ----------------
lawful money of the United States, in immediately available funds, at the address for payments and in the manner specified in Section 10.05(b).
                                                    ----------------

       (b) Date.  Whenever any payment due hereunder shall fall due on a day
           ----
other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

       (c) Default Rate.  If either (i) any amounts required to be paid by
           ------------
Borrower under this Agreement or the other Operative Documents (including principal or interest payable on the Loan, any fees or other amounts) remain unpaid for five (5) days after such amounts are due, or (ii) an Event of Default has occurred and is continuing, Borrower shall pay interest on the aggregate, outstanding principal balance hereunder from the date due or from the date of the Event of Default, as applicable, until such past due amounts are paid in full or until all Events of Defaults are cured, as applicable, at a per annum rate equal to the Default Rate, such rate to change from time to time as the Prime Rate shall change. All computations of such interest at the Default Rate shall be based on a year of 360 days and actual days elapsed.

       2.04.  Commitment Fee. Lender has received a commitment fee from Borrower
              --------------
in the amount of $5,000 (the "Commitment Fee"). Any portion of the Commitment
                              --------------
Fee not utilized to pay Lender's expenses in connection with the negotiation, documentation and funding of the Loan (such expenses not to exceed $2,500) will be applied by Lender to amounts due under the Note in the order in which such amounts are due. If the Loan is not made, any remaining balance of the Contingent Fee shall be retained by Lender.


                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------


       3.01.  Representations and Warranties.  Except as set forth in the
              ------------------------------
Disclosure Schedule, Borrower makes the following representations and warranties to Lender as of the date hereof and again on each Funding Date:

       (a) Organization and Qualification.  Borrower is a corporation duly
           ------------------------------
organized, validly existing and in good standing under the laws of its state of incorporation and is duly qualified to do business in Borrower's Home State. Borrower has no Subsidiaries.

       (b) Authority.  Borrower has all necessary corporate power, authority and
           ---------
legal right and has obtained all approvals and consents and has given all notices necessary to execute and deliver this Agreement and the other Operative Documents and to perform the terms hereof and thereof. Borrower has all requisite corporate power and authority to own and operate its properties and to carry on its businesses as now conducted.

       (c) Conflict with Other Instruments, etc.  Neither the execution and
           ------------------------------------
delivery of any Operative Document to which Borrower is a party nor the consummation of the transactions therein contemplated nor compliance with the terms, conditions and provisions thereof will conflict with or result in a breach of any of the terms, conditions or provisions of the charter or the bylaws of Borrower or, to its knowledge, any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality or any material agreement or instrument to which Borrower is a party or by which it or any of its properties is bound or to which it or any of its properties is subject, or constitute a default thereunder or result in the creation or imposition of any Lien, other than Permitted Liens.

       (d) Title to Properties.  Borrower has good and marketable title to the
           -------------------
Collateral, free and clear of all Liens, other than Permitted Liens. Borrower has title and ownership of, or is licensed under, all Intellectual Property, with no known infringement of the rights of others. Borrower has not received any communications alleging that Borrower has violated, or by conducting its business as proposed, would violate any proprietary rights of any other Person. Borrower has no knowledge of any infringement or violation by it of the intellectual property rights of any third party and has no knowledge of any violation or infringement by a third party of any of its Intellectual Property. The Collateral and the Intellectual Property constitute substantially all of the assets and property of Borrower. Borrower does not own any right, title or interest in or to any real property or motor vehicles, other than motor vehicles leased to executives as part of a benefit arrangement.

       (e) Authorization, Governmental Approvals, etc.  The execution and
           ------------------------------------------
delivery by Borrower of each Operative Document, the granting of the security interest in the Collateral, the issuance of the Warrant, the issuance of the securities into which the Warrant is exercisable, the issuance of any securities into which the securities issuable upon exercise of the Warrant are convertible, and the performance of the obligations herein and therein contemplated have each been duly authorized by all necessary action on the part of

Borrower. No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, or notice to, any Person is, was or will be necessary to (i) the valid execution and delivery of any Operative Document to which Borrower is a party, (ii) the performance of Borrower's obligations under any Operative Document, or (iii) the granting of the security interest in the Collateral, except for filings in connection with the perfection of the security interest in any of the Collateral or the issuance of the Warrant. The Operative Documents have been or will be duly executed and delivered and constitute or will constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

       (f) Litigation.  There are no actions, suits, proceedings or
           ----------
investigations pending or, to the knowledge of Borrower, threatened against or affecting Borrower, or the business or any property or asset owned by it, before any court or governmental department, agency or instrumentality which, if adversely determined, could reasonably be expected to have a material adverse effect on the financial condition, business or operations of Borrower.

       (g) Disclosure.  Neither any Operative Document nor any other agreement,
           ----------
document or certificate furnished by Borrower to Lender, including, without limitation, historical financial statements, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact known to Borrower which materially adversely affects, or which could reasonably be expected in the future to materially adversely affect, its ability to perform its obligations under the Operative Documents to which it is a party.

       (h) Security Interest.  Assuming the proper filing of one or more
           -----------------
financing statement(s) identifying the Collateral with the proper state and/or local authorities, the security interests in the Collateral granted to Lender pursuant to this Agreement (i) constitute and will continue to constitute first priority security interests (except to the extent any other Permitted Lien existing on the date of this Agreement may create any priority to Lender's Lien under this Agreement) and (ii) are and will continue to be superior and prior to the rights in the Collateral of all other creditors of Borrower (except to the extent of such Permitted Liens).

       (i) Executive Offices.  The principal place of business and chief
           -----------------
executive office of Borrower, and the office where Borrower will keep all records and files regarding the Collateral, is set forth on the cover page of this Agreement.


                                  ARTICLE IV
                            REPORTING REQUIREMENTS
                            ----------------------

       4.01.  Furnishing Reports.  Borrower shall furnish to Lender:
              ------------------

       (a) Financial Statements.  So long as Borrower is not subject to the
           --------------------
reporting requirements of Section 12 or Section 15 of the Securities and Exchange Act of 1934, as amended, promptly as they are available, unaudited monthly and audited annual financial statements of Borrower and such other financial information as Lender may reasonably request from time to time. From and after such time as Borrower becomes a publicly reporting company, promptly as they are available and in any event: (i) at the time of filing of Borrower's Form 10-K with the Securities and Exchange Commission after the end of each fiscal year of Borrower, the financial statements of Borrower filed with such Form 10-K; and (ii) at the time of filing of Borrower's Form 10-Q with the Securities and Exchange Commission after the end of each of the first three fiscal quarters of Borrower, the financial statements of Borrower filed with such Form 10-Q.

       (b) Compliance Statements.  Promptly as they are available and in any
           ---------------------
event within (30) days of the end of each fiscal quarter of Borrower a certificate of Borrower's Chief Financial Officer or other senior officer stating that he or she has reviewed the provisions of this Agreement and that Borrower is not in default in the observance or performance of any of the provisions hereof, or if Borrower shall be so in default, specifying all such defaults and events of which he or she may have knowledge and setting forth the calculation of compliance or noncompliance with the financial covenant set forth in Section 7.02.

       (b) Notice of Defaults. As soon as possible, and in any event within five
           ------------------
(5) Business Days after the discovery of a Default or Event of Default provide Lender with an Officer's Certificate of Borrower setting forth the facts relating to or giving rise to such Default or Event of Default and the action which Borrower proposes to take with respect thereto.

       (c) Miscellaneous.  Such other information as Lender may reasonably
           -------------
request from time to time.


                                   ARTICLE V
                          GRANT OF SECURITY INTEREST
                    GENERAL PROVISIONS CONCERNING SECURITY
                    --------------------------------------

       5.01. Grant of Security Interest. Borrower, in order to secure the
             --------------------------
payment of the principal and interest with respect to the Loan made pursuant to this Agreement, all other sums due under and in respect hereof and of the other Operative Documents, including fees, charges, expenses and attorneys' fees and costs and the performance and observance by Borrower of all other terms, conditions, covenants and agreements herein and in the other Operative Documents (all such amounts and obligations being herein sometimes called the "Obligations"), does hereby grant to Lender and its successors and assigns, a security interest in and to the following property (collectively, the "Collateral"): All right, title, interest, claims and demands of Borrower in and
 ----------
to:

       (a) All goods and equipment now owned or hereafter acquired, including, without limitation, all laboratory equipment, computer equipment, office equipment, machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

       (b) All inventory now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's books relating to any of the foregoing;

       (c) All contract rights and general intangibles, including Intellectual Property, now owned or hereafter acquired, including, without limitation, goodwill, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer disks, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

       (d) All now existing and hereafter arising accounts, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower (subject, in each case, to the contractual rights of third parties to require funds received by Borrower to be expended in a particular manner), whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's books relating to any of the foregoing;

       (e) All documents, cash, deposit accounts, securities, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's books relating to the foregoing; and

       (f) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof, including, without limitation, insurance, condemnation, requisition or similar payments and proceeds of the sale or licensing of Intellectual Property to the extent such proceeds no longer constitute Intellectual Property.

       5.02   Duration of Security Interest.  Subject to Section 5.06, Lender's
              -----------------------------              ------------
security interest in the Collateral shall continue until the payment in full and the satisfaction of all Obligations, whereupon such security interest shall terminate. Lender, upon payment in full and the satisfaction of the Obligations, shall promptly execute such further documents and take such further actions as may be necessary to effect the release and/or termination contemplated by this Section 5.02, including duly executing and delivering
                     ------------
termination statements for filing in all relevant jurisdictions.

       5.03   Possession of Collateral.  Except as set forth in Section 5.04, so
              ------------------------
long as no Event of Default has occurred and is continuing, Borrower shall remain in full possession, enjoyment and control of the Collateral (except only as may be otherwise required by Lender for perfection of its security interest therein) and to manage, operate and use the same and each part thereof with the rights and franchises appertaining thereto; provided, however, that the
                                            --------  -------
possession, enjoyment, control and use of the Collateral shall at all times be subject to the observance and performance of the terms of this Agreement.

       5.04   Location of Collateral.  The Collateral is and shall remain in the
              ----------------------
possession of Borrower at Borrower's address stated on the cover page of this Agreement.

       5.05   Lien Subordination.  Lender agrees that the Liens granted to it
              ------------------
hereunder shall be subordinate to the Liens of existing and future lenders providing working capital financing; provided that such Liens are confined
                                     --------
solely to inventory, accounts receivable (and instruments and general intangibles related specifically to such inventory and accounts receivable) and the proceeds thereof; and provided, further, that the Obligations hereunder
                          --------  -------
shall not be subordinate in right of payment to any obligations to working capital lenders and Lender's rights and remedies hereunder shall not in any way be subordinate to the rights and remedies of any such working capital lenders. Lender agrees to execute and deliver such agreements and documents as may be reasonably requested by Borrower from time to time which set forth the lien subordination described in this Section 5.05 and are reasonably acceptable to Lender. Lender shall have
        ------------
no obligation to execute any agreement or document which would impose obligations, restrictions or lien priority on Lender which are less favorable than those described in this Section 5.05. In particular, so long as no Event
                             ------------
of Default has occurred and is continuing, Lender agrees that it will execute and deliver an Intercreditor Agreement with Silicon Valley Bank in the form attached hereto as Exhibit E.
                   ---------

       5.06   Partial Release of Collateral.  Upon receipt of evidence of the
              -----------------------------
occurrence of a Qualified Financing, Lender shall release its security interest in all of the items set forth in Section 5.01(c) which constitute Intellectual
                                 ---------------
Property.

       5.07   Additional Covenants.
              --------------------

       (a) Landlord Waiver. In connection with the execution and delivery of
           ---------------
this Agreement, Borrower has caused to be delivered to Lender a Sublessor's Waiver and Consent from Syntex Corp. which is the sublessor of Borrower's facility. Borrower agrees that within 30 days of the earlier of its expiration of its sublease with Syntex Corp. or its entering into a new lease for its current or another facility, it will obtain a Landlord Consent from the owner of the premises which it is then occupying.

       (b) Copyright Filings. Borrower agrees that in the event that it
           -----------------
registers the copyrights to its software with the United States Copyright Office, it will promptly notify Borrower of such registration and will at its expense execute and cause to be filed with the United States Copyright Office such instruments or documents as Lender may reasonably request to perfect and maintain Lender's security interest in such copyrights.


                                  ARTICLE VI
                             AFFIRMATIVE COVENANTS
                             ---------------------

       6.01.  Affirmative Covenants.
              ---------------------

       (a) Payment of Taxes. etc.  Borrower shall pay and discharge all taxes,
           ----------------------
assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien upon any of its properties; provided that there shall be no
                                          ---------
requirement to pay any such tax, assessment, charge, levy or claim (i) which is being contested in good faith and by appropriate proceedings or which presents no risk of seizure, forfeiture, levy or other event which could jeopardize any Collateral or (ii) for which payment in full is bonded or reserved in Borrower's financial statements.

       (b) Inspection Rights.  Borrower shall, at any reasonable time and from
           -----------------
time to time, permit Lender or any of its agents or representatives to inspect the Collateral, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, Borrower and to discuss the affairs, finances and accounts of Borrower with any of its officers or directors relating in each case to Lender's capacity as lender and secured party hereunder and with respect to the Collateral.

       (c) Maintenance of Equipment and Similar Assets.  Borrower shall keep and
           --------------------------------------------
maintain all items of equipment and other similar types of personal property that form any significant portion or portions of the Collateral in good operating condition and repair and shall make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. Borrower shall not permit any such material item of Collateral to become a fixture to real estate or an accession to other personal property, without the prior written consent of Lender. Borrower shall not permit any such material item of Collateral to be operated or maintained in violation of any applicable law, statute, rule or regulation.
With respect to items of leased equipment (to the extent Lender has any security interest in any residual Borrower's interest in such equipment under the lease), Borrower shall keep, maintain, repair, replace and operate such leased equipment in accordance with the terms of the applicable lease.

       (d) Insurance.
           ---------

           (i) Borrower shall, obtain and maintain for the Term, at its own expense, (x) "all risk" insurance against loss or damage to the Collateral, (y) commercial general liability insurance (including contractual liability, products liability and completed operations coverages) reasonably satisfactory to Lender, and (z) such other insurance against such other risks of loss and with such terms, as shall in each case be reasonably satisfactory to or reasonably required by Lender (as to carriers, amounts and otherwise). Borrower's insurance which has been reviewed and approved by Lender prior to the making of the Loan hereunder shall be deemed to satisfy the requirements of this
Section 6.01(d).

           (ii) The deductible with respect to "all-risk" insurance required by clause (x) above and product liability insurance required by clause (y) above shall not exceed $25,000; otherwise the deductible with respect to any insurance required to be maintained hereunder shall not exceed $5,000. The amount of commercial general liability insurance (other than products liability coverage and completed operations insurance) required by clause (y) above shall be at least $5,000,000 per occurrence. The amount of the products liability and completed operations insurance required by clause (y) above shall be at least $5,000,000 per occurrence. Each "all risk" policy shall: (x) name Lender as loss payee, (y) provide for each insurer's waiver of its right of subrogation against Lender, and (z) provide that such insurance (A) shall not be invalidated by any action of, or breach of warranty by, Borrower of a provision of any of its insurance policies, and (B) shall waive set-off, counterclaim or offset against Lender. Each liability policy shall (w) name Lender as an additional insured and
(x) provide that such insurance shall have cross-liability and severability of interest endorsements (which shall not increase the aggregate policy limits of Borrowers insurance). All insurance policies shall (y) provide that Borrower's insurance shall be primary without a right of contribution of Lender's insurance, if any, or any obligation on the part of Lender to pay premiums of Borrower, and (z) shall contain a clause requiring the insurer to give Lender at least 30 days' prior written notice of its cancellation (other than cancellation for nonpayment for which 10 days' notice shall be sufficient). Borrower shall on or prior to the first Funding Date and prior to each policy renewal, furnish to Lender certificates of insurance or other evidence satisfactory to Lender that such insurance coverage is in effect.

                                  ARTICLE VII
                       NEGATIVE AND FINANCIAL COVENANTS
                       --------------------------------

       7.01. Negative Covenants. So long as the Obligations remain outstanding,
             ------------------
Borrower shall not:

       (a) Name: Location of Chief Executive Office and Collateral.  Without
           -------------------------------------------------------
thirty (30) days prior written notice to Lender, change its chief executive office or principal place of business or remove or cause to be removed from the location set forth on the cover page hereof or move any Collateral to a location other than that set forth on the cover page hereof.

       (b) Liens on Collateral. Create, incur, assume or suffer to exist any
           -------------------
Lien of any kind upon any Collateral, whether now owned or hereafter acquired, except Permitted Liens.

       (c) Negative Pledge Regarding Intellectual Property. Create, incur,
           -----------------------------------------------
assume or suffer to exist any Lien of any kind upon any Intellectual Property, whether now owned or hereafter acquired, except Permitted Liens.

       (d) Dispositions of Collateral or Intellectual Property. Convey, sell,
           ---------------------------------------------------
offer to sell, lease, transfer, exchange or otherwise dispose of (collectively, a "Transfer") all or any part of the Collateral to any Person, other than: (i)
   --------
transfers of inventory in the ordinary course of business; (ii) transfers of non-exclusive licenses and similar arrangements for the use of the property of Borrower in the ordinary course of business; or (iii) transfers of worn-out or obsolete Equipment. It is expressly agreed and understood that the ordinary course of Borrower's business includes entering into agreements and arrangements with third parties for research, development, distribution, manufacturing, sale or marketing of products and the licensing of Intellectual Property in connection with such agreements and arrangements.

       (e) Distributions.  (i) Pay any dividends or make any distributions on
           -------------
its Equity Securities; (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities (other than pursuant to the terms of employee stock purchase plans, employee restricted stock agreements or similar arrangements in an aggregate amount not to exceed $100,000); (iii) return any capital to any holder of its Equity Securities as such; (iv) make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or (v) set apart any sum for any such purpose; provided, however, that Borrower may pay dividends payable solely in Common Stock.

       (f) Mergers or Acquisitions.  Except with Lender's prior written
           -----------------------
consent as set forth in Section 2.02(g), merge or consolidate with or into any
                        ---------------
other Person or acquire all or substantially all of the capital stock or assets of another Person.

       (i) Transactions With Affiliates.  Enter into any contractual
           ----------------------------
obligation with any affiliate or engage in any other transaction with any affiliate except upon terms at least as favorable to Borrower or such Subsidiary as an arms-length transaction with unaffiliated Persons.

       (j) Maintenance of Accounts.  Borrower shall not maintain any deposit
           -----------------------
accounts or accounts holding securities owned by Borrower except (i) accounts located at Silicon Valley Bank and (ii) other accounts with respect to which Lender takes such action as it deems necessary to obtain a perfected security interest in such account.

       (k) Indebtedness.  Prior to the closing of a Qualified Financing,
           ------------
Borrower shall not incur any Debt except Debt subordinated to the Obligations on terms and conditions satisfactory to Lender.

       7.02   Financial Covenant.  From and after the occurrence of a Qualified
              ------------------
Financing, as of the last day of each calendar month, Borrower shall maintain a ratio of Debt to Tangible Net Worth of not greater than 1.5:1.00.


                                 ARTICLE VIII
                             CONDITIONS PRECEDENT
                             --------------------

       8.01.  Closing. At the time of execution and delivery of this Agreement,
              -------
Borrower shall have duly executed and/or delivered to Lender the items set forth in Part I of Schedule 3.
             --------------------

       8.02.  Other Conditions.  The obligation of Lender to make the Loan
              ----------------
shall be subject to the execution and/or delivery to Lender of each of the items set forth in Part I of Schedule 3 and the satisfaction of by Borrower of each
             --------------------
condition set forth in Part II of Schedule 3.
                       ---------------------

       8.03.  Covenant to Deliver.  Borrower agrees (not as a condition but as
              -------------------
a covenant) to deliver to Lender each item required to be delivered to Lender as a condition to the Loan, if the Loan is advanced. Borrower expressly agrees that the extension of the Loan prior to the receipt by Lender of any such item shall not constitute a waiver by Lender of Borrower's obligation to deliver such item.


                                  ARTICLE IX
                             DEFAULT AND REMEDIES
                             --------------------

       9.01.  Events of Default. An "Event of Default" shall mean the
              -----------------
occurrence of one or more of the following described events:

       (a) Borrower shall (i) default in the payment of principal of or interest on the Loan for five (5) days after the same is due, or (ii) default in the payment of any expense or other amount payable hereunder or thereunder for ten (10) days after receipt of written notice from Lender that the same is due; or

       (b) Borrower shall breach any provision of Section 7.01, Section 7.02 or
                                                  ------------  ------------
Section 6.01(d); or

       (c) Borrower shall default in the performance of any covenant, agreement or obligation (other than a covenant, agreement or obligation referred to in Section 9.01(a) or Section 9.01(b)) contained in any Operative Document
      ---------------    ----------------
and Borrower shall fail to cure within thirty (30) days after receipt of written notice from Lender any default in the performance of any such covenant, agreement or obligation contained therein; or

       (d) Any representation or warranty made herein or on a Funding Date by Borrower in any Operative Document, or any certificate or financial statement furnished pursuant to the provisions of any Operative Document, shall prove to have been false or misleading in any material respect as of the time made or furnished; or

       (e) Borrower shall assert that any Operative Document is not, a legal, valid and binding obligation of Borrower enforceable in accordance with its terms; or

       (f) A default shall exist under any agreement with (i) any third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any indebtedness or other obligations of Borrower in an amount in excess of $250,000, or (ii) Lender, resulting in a right by Lender, whether or not exercised, to accelerate the maturity of any indebtedness or other obligations of Borrower, or (iii) MMC/GATX Partnership No.
I. resulting in a right by MMC/GATX Partnership No. I., whether or not exercised, to accelerate the maturity of any indebtedness; or

       (g) A proceeding shall have been instituted in a court of competent jurisdiction seeking a decree or order for relief in respect of Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee (or similar official) of Borrower or for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of thirty (30) consecutive days or such court shall enter a decree or order granting the relief sought in such proceeding; or

       (h) Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian (or other similar official) of Borrower or for any substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing.

       9.02.  Consequences of Event of Default.  (a) If an Event of Default
              --------------------------------
specified under clauses (a) through (f) of Section 9.01 shall occur and be
                -----------------------    ------------
continuing, Lender may (i) declare the Loan, together with interest thereon, plus the Make-Whole Premium and all other liabilities of Borrower hereunder and under the other Operative Documents to be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and (ii) terminate its commitment to make the Loan and terminate any commitment to advance money or extend credit to or for the benefit of Borrower pursuant to any other agreement or commitment extended by Lender to Borrower.

       (b) If an Event of Default specified under clause (g) or (h) of
                                                  --------------------
Section 9.01 shall occur, then immediately and without notice (i) the Loan,
------------
together with interest thereon, plus premium, and all other liabilities of Borrower hereunder and under the other Operative Documents shall automatically become due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and (ii) Lender's commitment hereunder to make the Loan and any other commitment of Lender to Borrower to advance money or extend credit pursuant to any other agreement or commitment shall be terminated.

       9.03.  Rights Regarding Collateral. Borrower agrees that when any Event
              ---------------------------
of Default has occurred and is continuing, Lender shall have the rights, options, duties and remedies of a secured party as permitted by law and, in addition to and without limiting the foregoing, Lender may exercise any one or more or all, and in any order, of the remedies herein set forth, including the following:

       (a) Lender, personally or by agents or attorneys, shall have the right (subject to compliance with any applicable mandatory legal requirements) to require Borrower to assemble the Collateral and make it available to Lender at a place to be designated by Lender or to take immediate possession of the Collateral, or any portion thereof, and for that purpose may pursue the same wherever it may be found, and may enter any of premises of Borrower, with or without notice, demand, process of law or legal procedure, to the extent permitted by applicable law, and search for, take possession of, remove, keep and store the same, or use and operate or lease the same until sold. In furtherance of Lender's rights hereunder, Borrower hereby grants to Lender an irrevocable, non-exclusive license (exercisable without royalty or other payment by Lender) to use, license or sublicense any patent, trademark, trade name, copyright or other intellectual property in which Borrower now or hereafter has any right, title or interest together with the right of access to all media in which any of the foregoing may be recorded or stored; provided, however, that such license shall only be exercisable in connection with the disposition of Collateral upon Lender's exercise of its remedies hereunder.

       (b) Lender may, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, either with or without taking possession and either before or after taking possession, without instituting any legal proceedings whatsoever, having first given notice of such sale by registered or certified mail to Borrower once at least ten (l0) days prior to the date of such sale, and having first given any other notice which may be required by law, sell and dispose of the Collateral, or any part thereof, at a private sale or at public auction, to the highest bidder, in one lot as an entirety or in separate lots, and either for cash or on credit and on such terms as Lender may determine, and at any place (whether or not it be the location of the Collateral or any part thereof) designated in the notice referred to above. To the extent permitted by applicable law, any such sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales, or for any such adjourned sale or sales, without further published notice, and Borrower, Lender or the holder or holders of the Note, or of any interest therein, may bid and become the purchaser at any such sale.

       (c) Lender may proceed to protect and enforce this Agreement and the other Operative Documents by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted; or for foreclosure hereunder, or for the appointment of a receiver or receivers for any real property security or any part thereof, or for the recovery of judgment for the Obligations or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

       9.05.  Effect of Sale. Any commercially reasonably sale, whether under
              --------------
any power of sale available to Lender or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of Borrower in and to the property sold, and shall be a perpetual bar, both at law and in equity, against Borrower, its successors and assigns, and against any and all persons claiming the property sold or any part thereof under, by or through Borrower, its successors or assigns.

       9.06.  Application of Collateral Proceeds. The proceeds and/or avails
              ----------------------------------
of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Lender at the time of, or received by Lender after, the occurrence of an Event of Default hereunder) shall be paid to and applied as follows:

       (a) First, to the payment of reasonable costs and expenses, including
           -----
all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys' fees, incurred or made hereunder by Lender;

       (b) Second, to the payment to Lender of the amount then owing or unpaid
           ------
on the Note, and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Note, then first, to the unpaid interest thereon, second, to unpaid principal thereof and third to the remaining
                                                          -----
balance of the Obligations under the Note; such application to be made upon presentation of the Note, and the notation thereon of the payment, if partially paid, or the surrender and cancellation thereof, if fully paid;

       (c) Third, to the payment of other amounts then payable to Lender under
           -----
any of the Operative Documents; and

       (d) Fourth, to the payment of the surplus, if any, to Borrower, its
           ------
successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

       9.07.  Reinstatement of Rights.  If Lender shall have proceeded to
              -----------------------
enforce any right under this Agreement or any other Operative Document by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case (unless otherwise ordered by a court of competent jurisdiction), Lender shall be restored to its former position and rights hereunder with respect to the property subject to the security interest created under this Agreement.


                                   ARTICLE X
                                 MISCELLANEOUS
                                 -------------

       10.01. Modifications, Amendments or Waivers.  The provisions of any
              ------------------------------------
Operative Document may be modified, amended or waived only by a written instrument signed by the parties thereto.

       10.02. No Implied Waivers; Cumulative Remedies; Writing Required. No
              ---------------------------------------------------------
delay or failure of Lender in exercising any right, power or remedy hereunder shall affect or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. The rights and remedies hereunder of Lender are cumulative and not exclusive of any rights or remedies which it would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of Lender of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only in the specified instance and to the extent specifically set forth in such writing.

       10.03. Expenses; Indemnification. Borrower agrees upon demand to pay
              -------------------------
or reimburse Lender for all liabilities, obligations and out-of-pocket expenses, including reasonable fees and expenses of counsel for Lender, from time to time arising in connection the enforcement or collection of sums due under the Operative Documents. Borrower shall indemnify, reimburse and hold Lender, each of Lender's partners, and each of their respective successors, assigns, agents, officers, directors, shareholders, servants, agents and employees harmless from and against all liabilities, losses, damages, actions, suits, demands, claims of any kind and nature (including claims relating to environmental discharge, cleanup or compliance), all costs and expenses whatsoever to the extent they may be incurred or suffered by such indemnified party in connection therewith (including reasonable attorneys' fees and expenses), fines, penalties (and other charges of applicable governmental authorities), licensing fees relating to any item of Collateral, damage to or loss of use of property (including consequential or special damages to third parties or damages to Borrower's property), or bodily injury to or death of any person (including any agent or employee of Borrower) (each, a "Claim"), directly or indirectly relating to or arising out of the use of the proceeds of the Loan or otherwise, the falsity of any representation or warranty of Borrower or Borrower's failure to comply with the terms of this Agreement or any other Operative Document during the Term.
The foregoing indemnity shall cover, without limitation, (i) any Claim in connection with a design or other defect (latent or patent) in any item of equipment included in the Collateral, (ii) any Claim for infringement of any patent, copyright, trademark or other intellectual property right, (iii) any Claim resulting from the presence on or under or the escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Materials on the premises of Borrower, including any Claims asserted or arising under any Environmental Law, or (iv) any Claim for negligence or strict or absolute liability in tort; provided, however, that Borrower shall not indemnify Lender
                   -----------------
for any liability incurred by Lender as a direct and sole result of Lender's gross negligence or willful misconduct. Such indemnities shall continue in full force and effect, notwithstanding the expiration or termination of this Agreement. Upon Lender's written demand, Borrower shall assume and diligently conduct, at its sole cost and expense, the entire defense of Lender, each of its partners, and each of their respective, agents, employees, directors, officers, shareholders, successors and assigns against any indemnified Claim described in this Section 10.03. Borrower shall not settle or compromise any Claim against or
     -------------
involving Lender without first obtaining Lender's written consent thereto, which consent shall not be unreasonably withheld.

       10.04. Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN
              -------
THIS AGREEMENT OR ANYWHERE ELSE, BORROWER AGREES THAT IT SHALL NOT SEEK FROM LENDER UNDER ANY THEORY OF LIABILITY (INCLUDING ANY THEORY IN TORTS), ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.

       10.05. Notices; Payments. (a) All notices and other communications given
              -----------------
to or made upon any party hereto in connection with this Agreement shall be in writing (including telexed, telecopied or telegraphic communication) and mailed (by certified or registered mail), telexed, telegraphed, telecopied or delivered to the respective parties, as follows:

       Borrower: At the address set forth on the cover page of this Agreement.

                    Lender:      COMDISCO, INC.
                                 6111 North River Road
                                 Rosemont, IL. 60018
                                 Telephone No.: 847-518-5450
                                 Telecopier No.: 847-518-5465
                                 Attention: Venture Lease

with a copy to:

                                 COMDISCO, INC.
                                 6111 North River Road
                                 Rosemont, IL. 60018
                                 Telephone No.: 847-518-5075
                                 Telecopier No.: 847-518-5088
                                 Attention: General Counsel

or in accordance with any subsequent written direction from either party to the other. All such notices and other communications shall, except as otherwise expressly herein provided, be effective when received; or in the case of delivery by messenger or overnight delivery service, when left at the appropriate address.

       (b) Unless Lender specifies otherwise in writing, all payments shall be made to:

               COMDISCO, INC.
               P.O. Box 91744
               Chicago, IL. 60693

       10.06. Termination. This Agreement shall terminate at the end of the
              -----------
Term; provided, however, that the termination of this Agreement shall not affect
      --------  -------
any of the rights and remedies of either party hereunder, it being understood and agreed that all such rights and remedies shall continue in full force and effect until payment of all amounts owed to Lender under or in connection with the Operative Documents, whether on account of principal, interest, fees or otherwise.

       10.07. Severability. If any provision of any Operative Document is held
              ------------
invalid or unenforceable to any extent or in any application, the remainder of such Operative Document and all other Operative Documents, or the application of such provision to different Persons or circumstances or in different jurisdictions, shall not be affected thereby.

       10.08. Survival. All representations, warranties, covenants and
              --------
agreements of the parties contained herein or made in writing in connection herewith shall survive the execution and delivery of the Operative Documents, the making of Loan hereunder, the granting of security and the issuance of the Note.

       10.09. Governing Law. THIS AGREEMENT, THE OTHER OPERATIVE DOCUMENTS AND
              -------------
THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND THERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. ANY ACTION TO ENFORCE THIS AGREEMENT MAY BE BROUGHT IN CALIFORNIA OR, WITH REGARD TO COLLATERAL, MAY ALSO BE BROUGHT WHEREVER SUCH COLLATERAL IS LOCATED.

       10.10. Successors and Assigns.  This Agreement and the other Operative
              ----------------------
Documents shall be binding upon and inure to the benefit of Lender, all future holders of the Note, Borrower and their respective successors and permitted assigns, except that Borrower may not assign or transfer its rights hereunder or any interest herein without the prior written consent of Lender. Lender may sell to any other financial entity (a "Participant") participation interests in
                                  -----------
Lender's rights under this Agreement and the other Operative Documents; provided that notwithstanding the sale of participations, Lender shall remain solely responsible for the performance of its obligations under this Agreement, Lender shall remain the holder of the Note for all purposes under this Agreement and Borrower shall continue to deal solely and directly with Lender in connection with this Agreement and the other Loan Documents; and provided, further, that Lender may not sell any participation interest to any entity which might be a competitor of Borrower without Borrower's prior written consent. Lender may disclose the Operative Documents and any other financial or other information relating to Borrower or any Subsidiary to any potential Participant, provided that such Participant agrees to protect the confidentiality of such documents and information using the same measures that it uses to protect its own confidential information.

       10.11. Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

       10.12. Further Assurances. Borrower will, at its own expense, from
              ------------------
time to time do, execute, acknowledge and deliver all further acts, deeds, conveyances, transfers and assurances, and all financing and continuation statements and similar notices, reasonably necessary or proper for the perfection of the security interest being herein provided for in the Collateral, whether now owned or hereafter acquired.

       10.13. Power of Attorney in Respect of the Collateral.  Borrower does
              ----------------------------------------------
hereby irrevocably appoint Lender (which appointment is coupled with an interest), the true and lawful attorney-in-fact of Borrower with full power of substitution, for it and in its name (a) to perform (but Lender shall not be obligated to and shall incur no liability to Borrower or any third party for failure to perform) any act which Borrower is obligated by this Agreement to perform, (b) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all rents, issues, profits, avails, distributions, income, payment draws and other sums in which a security interest is granted under Section 5.01 with full power to settle, adjust or compromise
                 ------------
any claim thereunder as fully as if Lender were Borrower itself, (c) to receive payment of and to endorse the name of Borrower to any items of Collateral (including checks, drafts and other orders for the payment of money) that come into Lender's possession or under Lender's control, (d) to make all demands, consents and waivers, or take any other action with respect to, the Collateral,
(e) in Lender's discretion, to file any claim or take any other action or institute proceedings, either in its own name or in the name of Borrower or otherwise, which Lender may reasonably deem necessary or appropriate to protect and preserve the right, title and interest of Lender in and to the Collateral, and (f) to otherwise act with respect thereto as though Lender were the outright owner of the Collateral; provided, however, that the power of attorney herein
                         --------  -------
granted shall be exercisable only upon the occurrence and during the continuation of an Event of Default. Borrower agrees to reimburse Lender upon demand for all reasonable costs and expenses, including attorneys' fees and expenses, which Lender may incur while acting as Borrower's attorney in fact hereunder, all of which costs and expenses are included within the Obligations.

       10.14  Confidentiality. All information (other than periodic reports
              ---------------
filed by Borrower with the Securities and Exchange Commission) disclosed by Borrower to Lender in writing or through inspection pursuant to this Agreement shall be considered confidential. Lender agrees to use the same degree of care to safeguard and prevent disclosure of such confidential information as Lender uses with its own confidential information, but in any event no less than a reasonable degree of care. Lender shall not disclose such information to any third party (other than Lender's or Lender's partner's attorneys and auditors subject to the same confidentiality obligation set forth herein) and shall use such information only for purposes of evaluation of its investment in Borrower and the exercise of Lender's rights and the enforcement of its remedies under this Agreement and the other Operative Agreements. The obligations of confidentiality shall not apply to any information that Lender can demonstrate
(a) was known to the public prior to disclosure by Borrower under this Agreement, (b) becomes known to the public through no fault of Lender, (c) is disclosed to Lender by a third party' having a legal right to make such disclosure, or (d) is independently developed by Lender.

       IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written .

                              CORSAIR COMMUNICATIONS, INC.

                              By:  /s/ Martin J. Silver
                                 ------------------------------------
                              Name:  Martin J. Silver
                                   ----------------------------------
                              Title:   CFO
                                     --------------------------------



                              COMDISCO, INC.

                              By:  /s/ James P. Labe
                                 ------------------------------------
                              Name:  James P. Labe
                                  -----------------------------------
                             Title:  President Venture Lease Division
                                   ----------------------------------

SCHEDULES
    1    Funding Certificate
    2    Disclosure Schedule
    3    Conditions Precedent


EXHIBITS

    A    Form of Secured Promissory Note
    B    Form of Landlord Consent
    C    Form of Warrant
    D    Form of Opinion of Counsel
    E    Form of Intercreditor Agreement

                                  SCHEDULE 1

                              FUNDING CERTIFICATE

     The undersigned Martin J. Silver, being the duly elected and acting of CORSAIR COMMUNICATIONS, INC., a Delaware corporation ("Borrower"), does hereby certify to COMDISCO, INC. in connection with that certain Loan and Security Agreement dated as of July 31, 1996 (the "Loan Agreement") with other capitalized terms used below having the meanings ascribed thereto in the Loan Agreement) that:

     1.   The representations and warranties made by Borrower in Article III of
                                                                -----------
          the Loan Agreement and in the other Operative Documents are true and correct as of the date hereof.

     2. No event or condition has occurred and is continuing that would constitute a Default or an Event of Default under the Loan Agreement or any other Operative Document.

     3. Borrower is in compliance with the covenants and requirements contained in Articles IV, VI and VII of the Loan Agreement.
                       -----------------------

     4.   All conditions referred to in Article VIII of the Loan Agreement to
                                        ------------
          the making of the Loan to be made on or about the date hereof been satisfied.

     5. No material adverse change in the general affairs, management, results of operations, condition (financial or otherwise or prospects of borrower, whether or not arising from transactions in the ordinary course of business, has occurred.



Dated:  July 31, 1996



                                  CORSAIR COMMUNICATIONS, INC.


                                  By:   /s/ Martin J. Silver
                                      -----------------------------------
                                  Name:   Martin J. Silver
                                        ---------------------------------
                                  Title:   CFO
                                         --------------------------------

                                  SCHEDULE 2

                              DISCLOSURE SCHEDULE

                              DISCLOSURE SCHEDULE
                              -------------------

     The following matters are exceptions to the representations and warranties of Corsair Communications, Inc., a Delaware corporation (the "Company") as set forth in Article III of the Loan and Security Agreement dated July 31, 1996 between the Company and Comdisco, Inc. (the "Agreement"). The section numbers in this Disclosure Schedule correspond to the section numbers in the Agreement; however, any information disclosed herein under any section number shall be deemed to be disclosed and incorporated into any other section number under the Agreement where such disclosure would otherwise be appropriate. Where the terms of a contract or other disclosure item have been summarized or described in this Disclosure Schedule, such summary or description does not purport to be a complete statement of the material terms of such contract or other item. Any terms defined in the Agreement shall have the same meaning when used in this Disclosure Schedule as when used in the Agreement unless the context otherwise requires.

     Section 3.01(d)          Title to Properties.
     ---------------          -------------------

     Pursuant to a Loan and Security Agreement dated August 31, 1995 between the Company and Comdisco ("Comdisco"), the Company borrowed $1,000,000 from Comdisco and has granted to Comdisco a first priority security interest in and to the following property: (i) the equipment and other property (the "Equipment") described in Exhibit A attached hereto; and (ii) all proceeds, products, replacements, additions to, substitutions for and accessions to any and all Equipment including, without limitation, the proceeds applicable to insurance covering the Equipment.

     Pursuant to a Loan and Security Agreement of even date herewith between the Company and MMC/GATX Partnership No. I ("MMC/GATX"), the Company borrowed $3,000,000 from MMC/GATX, and has granted to MMC/GATX a security interest in the same collateral as covered by the Agreement.

     Section 3.01(f)          Litigation.
     ---------------          ----------

     Ronald H. Busch, Robert E. Hartmann, Michael B. Powell, James M. Simmons, John Taylor, Sharen Blasquez-Guerra and Peter McCoy (collectively, the "Plaintiffs") have filed a lawsuit in the superior court of the state of California, county of San Francisco naming TRW, Inc., ESL Incorporated and the Company as defendants. The claims contained in the Plaintiffs' complaint relate to their dismissal on or about the time at which Corsair purchased the PhonePrint assets from ESL Incorporated. Only two of the seven Plaintiffs were ever employed by Corsair, and Corsair is seeking indemnification from TRW, Inc. with regard to this matter.

     Section 3.01(h)          Security Interest.
     ---------------          -----------------

     See Section 3.01(d) above.

                                   EXHIBIT A

MAKE            MODEL            DESCRIPTION                   ACQUIRE   ASSET #         SERIAL #   TYPE    PURCHASE    ACC DEPT
                                                                DATE                                        PRICE      30-NOV-94
                                 ASSETS GOING WITH PHONEPRINT
HP              7550A 231        CMPTR PLOTTER GRPH           86/01/21   C0012235      2520A20644     1
APPLE           MACPLUS 686      COMPUTER PERSONAL            87-03-16   C0014120      F7101K2M00     1   2,294.63   2,294.63
APPLE           MACPLUS 551      COMPUTER PERSONAL             87-4-28   C0014342     F6050CM0200     1   1,837.45   1,837.45
APPLE           MACPL  US        COMPUTER PERSONAL             87-6-15   C0014542      F7232M2M00     1   1,508.13   1,508.13
                452
APPLE           MAC PLUS 745     COMPUTER PERSONAL             87-5-10   C0016103      F819350M00     1   1,460.17   1,460.17
AST             PREMIUM 286      COMPUTER PERSONAL                --     C0017172        38521        1       0.00
APPLE           MAC II 459       COMPUTER PERSONAL             87-7-26   C0017215      F926DEM56      1   3,827.87   3,827.87
APPLE           ?                CMPTR MONITOR COLOR              ?      C0017806                     1       0.00       0.00
APPLE           MAC II 547       COMPUTER PERSONAL             91-9-5    C0019273     F51245N576      1   4,560.80   3,624.93
APPLE           M0402 189        CMPTR MONITOR, MONO           91-9-05   C0019285     PH1238K35M      1   1,561.19   1,240.84
APPLE           M0402 188        CMPTR MONITOR, MONO           91-8-20   C0019290     PH1239USA1      1   1,561.74   1,255.54
APPLE           MAC II 505       COMPUTER PERSONAL             91-8-20   C0019291     F51270UG76      1   4,208.20   3,376.66
APPLE           MAC II 408       COMPUTER PERSONAL             91-11-11  C0019589     F113881XC5      1   3,403.30   2,653.23
RADIUS          168              218 CMPTR, MONITOR            91-11-19  C0019590     DCH1410A00      1   1,395.30   1,068.23
APPLE           MAC II ?         MAC 11C1 W/EXT KYBD             ?       C0019941    F11441A1716      1   4,327.13   3,285.73
RADIUS          TPD/19           CMPTR MONITOR                 92-4-1    C0020185     DCH2040A01      1   1,305.13     341.43
                245
APPLE           MACII 11044      COMPUTER, PERSONAL            92-5-7    C0020195     F12176F971      1   4,353.50   3,085.11
RADIUS          TPD/19           COMPTR MONITOR                92-12-14  C0021173       DCH26/        1   1,109.13     687.66
                                                                                        2DA04
APPLE           CENTRIS 1342     COMPUTER PERSONAL             93-4-5    C0021600     F1311CLDOC      1   4,194.11   2,246.18
DELL 1351       COMPUTER         COMPUTER PERSONAL             93-6-16   C0021988       2KY12         1   4,221.88   2,082.79
                S466/M
DELL 1351       COMPUTER         COMPUTER PERSONAL             93-6-16   C0021989       2KY16         1   4,221.88   2,082.79
                S466/M
APPLE           CENTRIS          COMPUTER PERSONAL             93-6-8    C0021990     F1305DAYOC      1   6,040.86   2,940.16
                1933
APPLE           CENTRIS          COMPUTER PERSONAL             93-6-8    C0021991     F13050QYOC      1   6,040.88   2,940.17
                1933
RADIUS                           CMPTR MONITOR, COLOR          93-7-13   C0021992     WTB324A105      1   2,247.53   1,061.33
                719 350
RADIUS                           CMPTR MONITOR, COLOR          93-7-13   C0021993     WTB324A100      1   2,247.56  1,0051.34
                719 350
TEXAS INSTR     531 2559821      CMPTR PRINTER LASER           93-6-15   C0021994     321030674       1   1,660.56     819.21
APPLE           QUADRA 449       CENTRIS 650                             C0022026    CK327000CG7      1   4,263.01   1,914.06
APPLE           CENTRIS 1243     COMPUTER PERSONAL             93-6-24   C0022035    F1321D3550C      1   3,884.73   1,916.44
APPLE           CENTRIS 1243     COMPUTER PERSONAL             93-6-24   C0022037     F1321DN90C      1   3,884.73   1,916.44
APPLE           CENTRIS 473      COMPUTER PERSONAL             93-8-4    C0022137     F23075WSCN      1   3,281.96   1,480.93
APPLE           CENTRIS 473      COMPUTER PERSONAL             93-8-4    C0022138     F23075WWCN      1   3,281.96   1,480.53
APPLE           CENTRIS (610)    COMUTER PERSONAL              93-8-4    C0022139     F2331HXMCN      1   3,281.96   1,480.51
                290
APPLE           CENTRIS (610)    COMPUTER PERSONAL             93-8-4    C0022140     F2307KB3CN      1   1,780.56     807.74
                290
APPLE           CENTRIS (610)    COMPUTER PERSONAL             93-8-4    C0022141     F2307W66CN      1   1,780.56     807.74
                290
APPLE           CENTRIS (610)    COMPUTER PERSONAL             93-8-4    C0022142     F2307KB5CN      1   1,780.56     807.74
                290
APPLE           CENTRIS (610)    COMPUTER PERSONAL             93-8-4    C0022143     F23075NRCN      1   1,790.56     807.74
                290
APPLE           CENTRIS 573      COMPUTER PERSONAL             93-8-4    C0022145     F23073WUCN      1   1,790.56     807.74
RADIUS          770  348         CMPTR MONITOR COLOR           93-5-4    C0022145     HNC7190ADI      1   2,405.36   1,064.34
RADIUS          779   348        21" COLOR MONITOR             93-5-15   C0022146    HNC190ADI00A     1   2,463.40   1,099.15
APPLE           PRO 630  814     CMPTR PTINER LASER           93-11-19   C0022147     F132614010      1   2,344.56   1,147.23
NCA             4542NT  717A     CMPTR DRIVE DISK              94-3-11   C0022151      G9360753       1   1,406.17     634.32
NCA             MXT1240S 660     CMPTR DRIVE DISK              94-3-1    C0022196     G93658772           1,234.67     584.04
APPLE 504       QUADRA           COMPUTER PERSONAL            93-11-21   C0022479     C03905VIC       1   3,236.95   1,255.22
                (610)
APPLE 504       QUADRA           COMPUTER PERSONAL             93-11-9   C0022480     CX3905VFI       1   3,236.95   1,255.22
                (610)
APPLE 504       QUADRA           COMPUTER PERSONAL             93-11-9   C0022481     CX371U8ZIC      1   3,236.95   1,255.22
                (610)
APPLE 504       QUADRA           COMPUTER PERSONAL             93-11-9   C0022482     CX337UZ1C       1   3,236.95   1,255.22
                (610)
APPLE 504       QUADRA           COMPUTER PERSONAL             93-11-9   C0022483     CX33725I1C      1   2,083.94     808.11
                (610)
APPLE 504       QUADRA           COMPUTER PERSONAL/21" CLR     93-11-9   C0022484     CX3371V21C      1   2,083.94     808.11
                (610)            MONITOR
RADIUS 448      381              CMPTR MONITOR COLOR           93-10-8   C0022485     SSG33ZA103      1   2,961.19   1,210.84

                                   EXHIBIT A

MAKE            MODEL            DESCRIPTION                   ACQUIRE   ASSET #       SERIAL #     TYPE  PURCHASE    ACC DEPT
                                                                DATE                                        PRICE      30-NOV-94
RADIUS 948      381              CMPTR MONITOR COLOR           93-10-5   C0022486     SSG33ZA103      1   2,961.19   1,210.84
DELL 1,269      COMPUTER         COMPUTER PERSONAL             93-10-8   C0022528       30MW5         1   3,933.48   1,608.36
                S466M
DELL 1,259      COMPUTER         COMPUTER PERSONAL             93-10-8   C0022529       30MW6         1   3,933.50   1,606.37
                S466M
CHAPLET SYS     1,627            COMPUTER PERSONAL LLPTR 2/OK  C0022619  71263M347                    1   5,068.67   1,872.50
 NBD486T
SUN MICROSYS    10GXN-407 457    WORKSTATION                   94-10-6   C0023073     35054623        1  14,621.40   4,873.50
SUN MICROSYS    10GXN-407,579    WORKSTATION                   94-10-6   C0023074     35054632        1  14,469.30   4,795.38
SUN MICROSYS    4/1 5EC-32 177   WORKSTATION                   94-10-6   C0023075     351F1078        1   5,656.06   1,385.36
SUN MICROSYS    4/1 5EC-32 177   WORKSTATION                   94-1-6    C0023076     351F1068        1   5,656.06   1,385.36
SUN MICROSYS    4/10EC-8 199     WORKSTATION                   94-10-6   C0023077     351F2559        1   2,837.55     975.38
SUN MICROSYS    X547A-ST 9859    CMPTR DRIVE DISK              94-10-6   C0023078     35183300        1   4,439.00   1,476.53
SUN MICROSYS    X547A-ST2 259    CMPTR, DRIVE DISK             94-10-6   C0023079     351U3356        1   2,961.53   1,416.53

                                   EXHIBIT B

MAKE            MODEL           DESCRIPTION               ACQUIRE        ASSET #    SERIAL #     TYPE     PURCHASE      ACC DEPT
                                                           DATE                                            PRICE       30-NOV-94
APPLE 990       POWERBOOK  COMPUTER PERSONAL LPTP       93-12-22     C0023101      PC3480MU44      1      3,094.63       1,134.70
APPLE 990       POWERBOOK  COMPUTER PERSONAL LPTP       93-12-22     C0023102      PC347D0744      1      3,094.63       1,134.70
APPLE 990       POWERBOOK  COMPUTER PERSONAL LPTP       93-12-72     C0023103      PC348DB444      1      3,094.63       1,134.70
APPLE 940       QUADRA     COMPUTER PERSONAL            93-12-21     C0023104      PC3465LTIC      1      2,952.33       1,082.52
APPLE 940       POWERBOOK  COMPUTER PERSONAL            93-12-21     C0023105      PC3490QHIC      1      2,952.33       1,082.52
                /OU
APPLE 445       POWERBOOK  COMPUTER PERSONAL            93-12-21     C0023106      PC3495C41C      1      2,952.33       1,082.52
                /OU
APPLE 945       POWERBOOK  COMPUTER PERSONAL            93-12-21     C0023107      PC3495561C      1      2,952.33       1,082.52
                /OU
APPLE 945       POWERBOOK  COMPUTER PERSONAL            93-12-21     C0023108      PC3490031C      1      2,952.33       1,082.52
                /OU
APPLE 945       POWERBOOK  COMPUTER PERSONAL            93-12-21     C0023109      PC465NX1C       1      2,952.33       1,082.52
                /OU
APPLE 945       POWERBOOK  COMPUTER PERSONAL            93-12-21     C0023110      PC49080IC       1      2,952.33       1,082.52
                /OU
APPLE 945       QUADRA     COMPUTER PERSONAL            93-12-21     C0023111      FC4504TIC       1      2,952.34       1,082.52
                (610)
MICRONET        SS-D16000  COMPUTER DRIVE TAPE DATE        ?         C0023115       5301768        1      1,749.32         734.72
                           486 COMPUTER                    -         C0023197                      1      2,919.93         724.73
HP              7550A 231  CMPTR, PLOTTER, GRPH            -         C0023308      2631A36846      1      2,080.04         534.68
DELL 1800       COMPUTER   COMPUTER PERSONAL            94-3-4       C0023309        3DYPS         1      3,530.99         941.60
                S486D
DELL 1800       COMPUTER   COMPUTER PERSONAL            94-3-4       C0023310        3DYFM         1      3,530.99         941.60
                S486D
DELL 1800       COMPUTER   COMPUTER PERSONAL            94-3-4       C0023311        3DYRD         1      3,530.99         941.60
                S486D
FR SYSTEMS      COM-120A   CMPTR, MONITOR               94-3-22      CC0023404       1686          1     13,201.89       3,520.50
                6,733
IBM 800         425SX/SI   COMPUTER PERSONAL            94-4-11      C0023529      FS02323KKP      1      1,367.70         365.80
IBM 744         425SX/SI   COMPUTER PERSONAL            94-4-11      C0023530      PS02323KKI      1      1,457.46         351.95
APPLE 676       QUADRA     COMPUTER PERSONAL            94-4-11      C0023531      PC3490E41C      1      5,949.25       1,224.36
APPLE 227       QUADRA     COMPUTER PERSONAL            94-3-30      C0023532      PC406015U       1      2,404.99         641.33
APPLE  ?        QUADRA     COMPUTER PERSONAL            94-3-30      C0023533      PC406006U       1      2,404.99         641.33
APPLE           QUADRA     COMPUTER PERSONAL              --?        C0023534      PC4060CXU       1      2,295.70         993.52
APPLE 1135      QUADRA     COMPUTER PERSONAL            94-3-30      C0023535      PC40600HU       1      2,225.69         593.52
APPLE 1,135     QUADRA     COMPUTER PERSONAL            94-3-30      C0023536      PC40600UU       1      2,225.70         593.52
APPLE 2,428     POWER MAC  COMPUTER PERSONAL            94-4-14      C0023537      XB412CCNZQ      1      3,617.27         813.46
APPLE 2,428     POWER MAC  COMPUTER PERSONAL            94-4-13      C0023538      XB412VDNZQ      1      3,617.28         815.46
APPLE 1,349     POWERBOOK  COMPUTER PERSONAL LPTP       94-4-21      C0023605      PC406SYI44      1      2,645.13         617.20
APPLE 1349      POWERBOOK  COMPUTER PERSONAL LPTP       94-4-21      C0023605      PC4065VY44      1      2,645.13         617.20
APPLE 1349      POWERMAC   COMPUTER PERSONAL            94-4-21      C0023621      XB407LWP19      1      3,232.23         754.19
APPLE 1349      POWERBOOK  COMPUTER PERSONAL LPTP       94-4-28      C0023634      PC40458B44      1      2,938.53         676.17
APPLE 1349      POWERBOOK  COMPUTER PERSONAL LPTP       94-4-28      C0003635      PC404TBY4       1      2,938.51         676.17
APPLE 1227      QUADRA     COMPUTER PERSONAL            94-4-18      C0023647      PC404074U       1      2,404.99         641.33
APPLE 1227      QUADRA     COMPUTER PERSONAL            94-4-18      C0023648      PC40603UU       1      2,404.99         641.33
APPLE 1227      QUADRA     COMPUTER PERSONAL            94-4-18      C0023649      PC40413RU       1      2,404.99         641.33
APPLE 504       QUADRA610  COMPTR-PERSON                94-6-10      C0023782      DCL4100A01      1      2,774.56         462.43
                           PERSONAL COMPUTER                         C0023783                      1      5,164.32         660.75
APPLE 2,229     PB DUO     POWERBOOK DUO 280c w17" DISP    -         C0023903     PC429HNT230      1      5,096.67         509.67
                280/280C
1224                       POWERBOOK DUO 280c w17" DISP    -         C0023904                      1      5,096.67         509.67
APPLE 1,751     M3077      COMPUTER PERSONAL            94-8-14      C0023906      PC4230602Q      1      3,434.08         343.41
                (POWERm)
                ?          17 COLOR MONITOR                -         C0023907                      1      1,017.55         101.76
APPLE           M2017  179 CMPTR PERSONAL               94-9-8       C0023908      PC4131861U      1        351.18          23.41
APPLE           M2612 1043 CMPTR MONITOR, COLOR 20      94-8-18      C0023909      114130091X      1      2,045.93         204.50
-               ?          POWERBOOK 180                   -         C0023924                      1      2,960.76         288.75
-               ?          POWERBOOK 180                   -         C0023925                      1      2,960.76         288.75
APPLE 1,239     6100       CMPTR PERSONAL               94-9-6       C0023926      XB432IR217      1      3,257.81         223.86
                (POWERMAC)
APPLE 1,239     6100       CMPTR PERSONAL               94-9-6       C0023927      XB43225A17      1      3,357.81         223.86
                (POWERMAC)
APPLE 670       M2464      MONITOR-CMPTR                94-9-6       C0023935      PC41316598      1      3,291.03         219.40
                POWERMAC
APPLE  1,049    C0-890     MONITOR,COLOR (20)           94-9-6       C0023936     544290841XY      1      2,055.92         137.05
APPLE  1,678    M2464      MONITOR CMPTR                94-7-96      C0023937      PC4112YIU       1      3,291.06         219.40
                (POWERPC)
APPLE 1049      C0890      MONOTIR, COLOR               94-9-6       C0023938      S44S98MIXY      1      2,055.92         137.06
APPLE 4128      8100       CMPTR PERSONAL               94-9-6       C0023939      XB42UYP50       1      2,094.18         539.62

                                   EXHIBIT B

MAKE            MODEL              DESCRIPTION               ACQUIRE        ASSET #       SERIAL #   TYPE    PURCHASE      ACC DEPT
                                                              DATE                                              PRICE     30-NOV-94
                                  SPARC STAT                      -     C0023964                      1      1,103.83          0.00
                                  5 GB TAPE                       -     C0023965                      1      1,250.29          0.00
SUN MICROS       41OFC2-1825      WORKSTATION                94-10-10   C0023869       441F1232       1      1,577.59        119.25
SUN MICROS       415FC2-2359      WORKSTATION,CLASSIC        94-10-20   30023970       440F1652       1      4,624.53        154.15
RADIUS           C0507            MONITOR, COLOR 17"              -     C0023971      SS1428A162      1      1,095.00         36.50
APPLE 418        QUADRA 605       CMPTR PERSONAL             94-10-10   C0023972      XB43502K2D      1      2,393.28         79.78
APPLE 418        QUADRA 605       COMPUTER PERSONAL          94-10-10   C0029273       XB43500D       1      2,393.28         79.78
SPORTSTER        NA 1,172         CMPTR. PERSONAL            94-10-19   C0023974         N/A          1      2,295.85        276.61
APPLE 3125       M2332            POWERBOOK                  94-10-20   C0023991      PC433HB823      1      6,127.52        204.25
APPLE 3125       M2332            POWERBOOK                  94-20-20   C0023992      PC438HR023      1      6,127.52         20.25
INTEL            486 DXL          486 COMPUTER                          CO023995                      1        4,1588        138.20
APPLE            7100             PERSONAL COMPUTER                     C0023996                      1      4,912.14        163.74
APPLE            7100             PERSONAL COMPUTER                     C0023997                      1      4,912.14        163.74
COMPAQ                            PROLINEA FOR PAYROLL                  C0024046                      1      2,336.54          0.00
APPLE                             POWERBOOK 520 FOR FINANCE             C0024047                      1      3,089.08          0.00
APPLE                             POWERBOOK 520 FOR FINANCE             C0024048                      1      3,029.08          0.00
APPLE            7100             PERSONAL COMPUTER                     C0024049     FC4410CR3YK      1      4,420.45          0.00
APPLE            7100             PERSONAL COMPUTER                     C0024050     FC4410DW3YK      1      4,420.46          0.00
2500                              PENTIUM 90 MHZ FOR STODDARD           C0024111                      1      4,600.62          0.00
2500                              PENTIUM 90 MHZ FOR STODDARD           C0024112                      1      4,600.62          0.00
                 1932             POWERBOOK 123                         C0024113                      1      3,086.21          0.00
TEXTRONIX        7A18N            SCOPE PN, DUAL                74-5-2  C0004026      B054254         2        531.20        525.89
TEXTRONIX        7A18N            SCOPE PN, DUAL CH             74-5-2  C0004028      B054271         2        531.20        525.89
TEXTRONIX        7704             SCOPE GP, MF                  75-9-22 C0004208      B143141         2      3,211.80      3,179.68
HP               6267B            PWR SUPP. DC                  75-9-1  C0004227     1512A02235       2        750.87        743.36
TEXTRONIX        475DM43          SCOPEPORTABLE                 75-8-26 C0004280       252551         2      3,421.74      3,387.52
POWER DESIG      TP325            POWER SUPPLY, TRIPLE          76-4-1  C0004357       602113         2        430.00        425.70
TEXTRONIX        7A26             SCOPE PN, DUAL CH            76-4-14  C000440        B129107        2      1,220.20      1,208.00
TEXTRONIX        7B80             SCOPE PN, TIME BASES          77-3-1  C0004649       B041473        2        794.74        786.79
TEXTRONIX        7B53A            SCOPE PN DUAL                 77-7-1  C0004879       B124703        2      1,039.80      1,029.40
HP               6002A            PWR SUPP. DC                 78-5-28  C0005290      1802A01049      2      1,251.43      1,238.92
TEXTRONIX        7B53A            SCOPE PN, TIME BASE          78-5-30  C0005319       B189223        2      1,134.91      1,121.56
KROHN-HITE       3202R            FILTER, TUNABLE              78-6-13  C0005370        3396          2      1,071.23      1,060.62
HP               3964A            RCRDR INSTRUMENT             78-7-15  C0005438      1821A0701       2      7,116.18      7,045.02
TEXTRONIX        7A26             SCOPE PN DUAL CH             78-7-28  C0005452       B189524        2      1,412.59      1,394.47
TEXTRONIX        7B85             SCOPE PN TIME BASE          78-12-13  C0005598       B064025        2      1,093.22      1,062.29
                                  SD TIME CODE READER           8132    C0005825                      2
HP               436A             METER, POWER, MW            19-10-5   C0006519      1930A05680      2      2,350.21      2,326.71
HP               8656A            GEN SIGNAL                  82-1-29   C0007157      2142A01924      2      7,203.40      7,203.40
HP               197B             CAMERA SCOPE                83-3-15   C0007573      1905A04498      2      1,544.41      1,544.41
HP               8970A            METER NOISE                 83-4-12   C0007647      2221A01029      2      9,948.28      9,948.28
TEXTRONIX        485              SCOPE PORTABLE              83-5-4    C0007725       B191464        2      8,196.25      8,196.25
HP               5335A            COUNTER ELEC                          C0007925      2321A04740      2      4,081.58      4,081.58
BSG              PROJ 5110        MODULE AMPL BIAS                      C00116025     2321A04740      2      4,081.58      4,081.58
TEXTRONIX        2445             SCOPE PORTABLE                        C0011887          2           2
TEXTRONIX        2465CTS          O'SCOPE SNB052750                     C0012315       BCG0280        2      4,140.80      4,140.80
                                  HP 160G LOGIC ANALYZER                C0012426                      2     15,070.21     15,070.21
HP               6024A            POWER SUPPLY                          C0012969      2526A04501      2      1,335.36      1,335.16
IBM              6180-002         CMP FTR PLOTTER CLR        87-2-6     C0013809        11448         2
HP               3335A            GEN SYNTHESIZER            87-2-24    C0014059      2516A04099      2     11,401.92     11,401.92
HP               5385A            COUNTER ELEC               91-8-9     C0017628      2710A04821      2      2,054,05      2,016.58
HP               HP 6632A         PWR SUPP. DC               91-5-14    C0019030      2708A00130      2      1,244.82        932.48
FLUKE MFG        6080A            GEN SIGNAL                 91-7-19    C0019122       53115701       2     21,309.88     17,261.02
HP               6632A            PWR SUPP DC                91-6-14    C0019126       3002A0439      2      1,760.15      1,439.11
HP               6632A            PWR SUPP DC                91-6-14    C0019128       3002A0424      2      1,760.15      1,439.11
HP               5087A            AMPL DISTR                 93-3-10    C0021441       2208A0474      2      2,929.02      1,630.49
IFR SYSTEMS      COM120A          MONITOR COMMUNCATION       93-3-16    C0021580       485001182      2     12,870.00      7,207.20
IFR SYSTEMS      120A             RECEIVER COMM              93-7-23    C0021984       485001135      2     13,949.08      6,587.07
NCA              PERIPHERAL       CMPTR DRIVE DISK           93-6-2     C0021985       G93657270      2      1,526.33        752.99
                 MXT
NCA              PERIPHERAL       CMPTR DRIVE DISK           93-6-2     C021986        G93657272      2      1,526.32        752.99
                 MXT
II INC           2PB36A-006       CCADSP                    93-6-18     C0022048         97273        2      1,618.34        809.14
BURR-BROWN       2PB1007-001      CONVERTER A/D             93-6-18     C0022049         98777        2      6,489.39      3,244,79
NCA              4542NT           CMPTR DRIVE DISK          94-3-11     C0022150        G93660752     2      1,406.17        634.32
DIGITAL EQ       400090           SYSTEM VAC                94-3-1      C0022191        930169345     2     30,255.88     12,171.25
MAXTOR           KOOCHOHE         1.2 GBYTE DISK DRIVES                 C0022197                      2      1,294.67        584.04
MAXTOR           KOOCHOHE         1.2 GBYTE DISK DRIVES                 C0022198                      2      1,294.67        584.04
STANFORD RE      SR620            COUNTER UNIVERSAL        93-12-17     C0023118          1383        2      4,871.25      1,623.76
STANFORD RE      FS700            FREQ STD LORAN           93-12-17     C0023119          405         2      5,737.25      1,912.42

                                   EXHIBIT B

MAKE             MODEL               DESCRIPTION               ACQUIRE        ASSET #       SERIAL #     TYPE   PURCHASE    ACC DEPT
                                                                DATE                                             PRICE     30-NOV-94
                                  LOW PHASE NOISE OSCL                        C0023196                      2   3,412.95   1,023.75
PANASONIC        KX-B8520         PRINT BOARD ELECTRONIC        9-4-11        C0023375      0733221A07      2   1,417.56     383.36
COMPBINET        CB-400           BRIDGE ETHERNET               94-3-24       C0023433        A3-3127       2   2,319.91     611.65
NOISE COLM       UFX7109          GEN NOISE PROGRAMMABLE        94-4-8        C0023434         2022         2   8,478.50   1,978.22
                                  4MM TAPE DRIVE                              C0023551                      2   1,369.96     319.66
HP               8560E            ANAL SPECTRUM                 94-7-26       C0023814      3425A01019      2  27,199.93   1,621.32
                                  AUTOCAD SYSTEM                              C0023823                      2   6,392.16     852.29
                                  17 MONITOR                                  C0023824                      2   1,515.50     202.07
                                  LASER PRINTER                               C0023825                      2   4,912.02     654.93
                                  2GB HD SCSI-II CABLE                        C0023963                      2   1,216.73      81.12
                                  4.2 GB MUL                                  C0023966                      2   3,196.77       0.00
                                  4.2 GB MUL                                  C0023967                      2   3,196.77       0.00
                                  4.2 GB MUL                                  C0023963                      2   3,196.77       0.00
CSC              1924EXT          DRIVE DISK SCSI                94-10-10     C0023975        828315        2   1,093.30      36.44
CSC              1924EXT          DRIVE DISK SCSI                94-10-10     C0023976        829405        2   1,093.30      36.44
RADIUS           C0507            DRIVE DISK SCSI                94-10-10     C0023977      S91428A1E2      2   1,093.30      36.44
                                  2 GB SCSI                                   C0023978                      2   1,093.30      36.44
                                  2 GB SCSI                                   C0023979                      2   1,093.30      36.44
                                  2 GB SCSI                                   C0023980                      2   1,093.30      36.44
                                  2 GB SCSI                                   C0023981                      2   1,093.30      36.44
                                  2 GB SCSI                                   C0023982                      2   1,093.30      36.44
                                  2 GB SCSI                                   C0023983                      2   1,093.30      36.44
CSC              1924EXT          DRIVE DISK SCSI                             C0023985                      2   1,093.30      36.44
                                  2 GB SCSI                                   C0023986                      2   1,093.30      36.44
                                  19-2 GB HD & 13 TERMINATORS                 C0023987                      2   1,093.30      36.44
                                  2 GB SCSI                                   C0023988                      2   1,093.30      36.44
                                  XYPLEX SERVER                               C0023999                      2   2,209.19       0.00
                                  SUN WORK STATION                            C0024096                      2   7,035.93       0.00
                                  PHONEMAID SIGNAL GENERATORS              Self-Corrected                   2  72,950.00       0.00
                                  (2)
POWER DESIGN     3610ORF          PWR SUPPLY DC                   70-9-1      C0001464          810016      3
TEXTRONIX        2335             SCOPE PORTABLE                 83-3-18      C0007583          8012536     3   2,715.75   2,715.79
TEXTRONIX        495P             ANAL SPECT                     83-6-23      C0007792          B010488     3  30,354.49  30,854.49
HP               6653A            POWER SUPPLY                   94-4-7       C0022979        3347A01177    3   3,076.98     717.57
HP               6653A            POWER SUPPLY                   94-4-7       C0022980        3347A01585    3   2,976.63     694.54
HP               6653A            POWER SUPPLY                   94-4-7       C0022981        3347A01182    3   2,976.62     694.56
HP               6653A            POWER SUPPLY                   94-4-15      C0022982        3345A00408    3   1,828.07     457.49
HP               6543A            POWER SUPPLY                   94-3-12      C0022983        3218400175    3   4,601.51   1,227.07
HP               6543A            POWER SUPPLY                   94-3-12      C0022984        3218A00139    3   1,828.07    4487.49
HP               6543A            POWER SUPPLY                   94-3-12      C0022985        3218A00172    3   1,828.07     487.49
HP               6543A            POWER SUPPLY                   94-3-12      C0022986        3218A00176    3   1,828.08     487.49
TEXTRONIX        TA5475           SCOPE PORTABLE                 94-3-22      C0023312         B011081      3   2,614.04     697.08
TEXTRONIX        2232             SCOPE PORTABLE                 94-3-22      C0023314         B032127      3   6,748.34   1,789.56
HP               856B8            ANALSPECT                       94-3-1      C0023405        2601A82551    3  19,903.88   4,641.24
HP               8482B            SENSOR POWER                    94-3-1      C0023406        2149A02159    3  18,943.75   5,681.16
HP               8657B            GEN SIGNAL                     94-3-12      C0023407        3133002203    3  16,957.72   4,522.66
HP               437B             METER POWER MW                 94-3-15      C0023408        3125U10460    3   2,898.80     869.64
HP               5385A            COUNTER ELEC                   94-6-6       C0023473        3242A07945    3   2,992.81     988.08
                                  POWER SUPPLY                   94-6-6       C0023574                      3   4,001.51     613.53
HP               5385A            COUNTER ELEC                   94-5-27      C00235704       2730406273    3   2,130.88     355.15
                                  DRIVE CONTROL                               C0023784                      3   5,358.38     893.07
                                  DSP32C BOARD                                C0023874                      3   3,085.13       0.00
                 1924EXT          DRIVE DISK SCSI                             C0023984          87898       3   1,093.30      36.44
                                  MACRONI SIGNAL GENERATOR                    C0024035                      3  24,023.92       0.00
                                  RUGGED COMPUTERS                            C0024109                      3   4,054.25     135.14
                                  RUGGED COMPUTERS                            C0024110                      3   3,907.83     781.57
IBM              SEL III          TYPEWRITER                                  C0006472         4555133      4
APPLE            PRO 630          LASERWRITER PRO 630                         C0022148       F132614H108    4   2,544.57   1,147.89
HP               FAX 950          FAX-EXPENSED                                C0023902       IPA4403940     4
HP               451MX            LASERJET PRINTER                            C0024045       USGD517900     4   4,364.48       0.00
HP               8591E            ANALSPECT PORTABLE            94-7-21       C0023831       3412A0597      5  12,052.43   1,740.32
SUN MYCROSY      X8522A           STORAGE PACKAGE               94-9-30       C0023954        43804220      5   1,254.29      83.62
SUN MYCROSY      X569A            DRIVE DISK 420B               94-9-30       C0023955        43603607      5   2,146.95     209.36
SUN MYCROSY      X569A            DRIVE DISK 4.2GB              94-9-30       C0023956        43631603      5   3,147.80     209.86
SUN MYCROSY      X569A            DRIVE DISK 4.2GB              94-930        C0023957        43603341      5   3,147.82    2209.86
                                  XYPLEX SERVER                               C0023958                      5   2,288.19       0.00
                                  1 SUN 4.2GB DISK PACKS                      C0024122                      5   2,857.20       0.00
                                  1 SUN 4.2GB DISK PACKS                      C0024123                      5   2,857.20       0.00
                                  1 SUN 4.2GB DISK PACKS                      C0024124                      5   2,857.80       0.00
                                  1 SUN 4.2GB DISK PACKS                      C0024125                      5   2,857.80       0.00

                                   EXHIBIT B

MAKE            MODEL                DESCRIPTION               ACQUIRE        ASSET #       SERIAL #     TYPE    PURCHASE   ACC DEP
                                                                DATE                                              PRICE    30-NOV-94
                                  1 SUN 4.2GB DISK PACKS                      C0024126                      5   2,257.20       0.00
                                  XPLEX SERVER                                C0024127                      5   2,972.73       0.00
                                  XPLEX SERVER                                C0024128                      5   2,972.73       0.00
ENGINEE          XB024-10         PLATFORM LIFTER                             C0023120       62834-02       6   1,254.08     376.22
ENGINEE          XB024-10         PLATFORM LIFTER                             C0023121       62818-01       6   1,254.08     376.22
ENGINEE          XB024-10         PLATFROM TRUCK/LIFT                         C0023160       63956.02       6   1,503.25     400.87
ENGINEE          XB024-10         PLATFORM TRUCK/LIFT                         C0023161       67966-03       6   1,503.25     400.87
ENGINEE          XB024-10         PLATFORM TRUCK/LIFT                         C0023162       63966-04       6   1,503.25     400.87
ENGINEE          XB024-10         PLATFORM TRUCK/LIFT                         C0023163       63956-01       6   1,503.25     400.87
ENGINEE          XB024-10         PLATFORM TRUCK/LIFT                         C0023164       63956-05       6   1,503.24     400.87
                                  WORK BENCHES                                C0023539                      6   4,799.63     959.93
                                  WIRE SHELF CARTS                            C0023540                      6   1,679.62    3335.93
                                  FLOOR SCALE                                 C0024036                      6   2,803.68       0.00
                                  INSTAPAK MODEL 750 PACKGING                 C0024129                      6    3197.00       0.00
                                  STOCKROOM SECURITY ENCODERS                 C0022850
                                  HP 3100                                     C0023841                         37,253.97   2,423.08

* Does Not Include HP3100 Computer. Disposition of this unit is not yet decided.
** Does not include rack units in cage (warehousing units) which may or may not be removed when building is vacated. Disposition of this unit is not yet decided.

              CORSAIR 1995 FIXED ASSET PURCHASES THROUGH 6/30/95

====================================================================================================================================
          MAKE/VENDOR                    MODEL                     DESCRIPTION                   CORSAIR      PURCHASE     PURCHASE
                                                                                                 CHECK #      PRICE        DATE
------------------------------------------------------------------------------------------------------------------------------------
Computer Equipment (1600)
-------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Acropolis 950606002, 950606001, 6017    AS171-42801          SCSI disk pedestal w/kit            3954      $ 10,207.98      5/26/95
------------------------------------------------------------------------------------------------------------------------------------
Arcom                                   3C509B            3COM Ethink III 16bit 20 pack          3959      $  1,643.19       6/8/95
------------------------------------------------------------------------------------------------------------------------------------
Arcom                                   000655-0          USROBO Total Control 6Slot Hub         4289      $ 15,550.58      6/26/95
------------------------------------------------------------------------------------------------------------------------------------
Aroma Tech - SNM30254569                M586-90/100             SIS 586 90/100MHz                3477      $  3,145.22      4/11/95
------------------------------------------------------------------------------------------------------------------------------------
Cabletron                               SEHI-24            Stack ethernet hub intel 24p          3680      $  6,716.41       5/5/95
------------------------------------------------------------------------------------------------------------------------------------
Cabletron                               SEH-24              Stackable ethernet hub-24            3680      $  3,029.47       5/9/95
------------------------------------------------------------------------------------------------------------------------------------
Cabletron                               SEHI-24            Stack ethernet hub intel 24p          4220      $  2,693.75      5/30/95
------------------------------------------------------------------------------------------------------------------------------------
Cablerock                               CR5-85                 Spare 5 System w/kit              3335      $  5,732.92      3/21/95
------------------------------------------------------------------------------------------------------------------------------------
Central Design - S519F01YC              SSFX185322P46          17"C 32MB 1GB TGX 85              3972      $  8,640.63      5/22/95
------------------------------------------------------------------------------------------------------------------------------------
Central Design                          S20FX16132P46          17"C TGX 61 32MB 1GB              3735      $ 35,140.10       6/8/95
------------------------------------------------------------------------------------------------------------------------------------
Central Design - S513F04, S513F04WD,    S4C7032P44            S4 70 MHz 20" c32mb535             3792      $ 31,485.41      6/16/95
S513F04KY, S513F031W
------------------------------------------------------------------------------------------------------------------------------------
Central Design - 6016869                EXAXEXB-8505              8MM Tape Drive                 3869      $  1,472.89      6/23/95
------------------------------------------------------------------------------------------------------------------------------------
Central Design                          model 70,110    CD-SS4-70, Sun 1, CD-SS5-85, Sun 5       4182      $ 21,259.88      6/28/95
------------------------------------------------------------------------------------------------------------------------------------
Ceram                                                           64MB Simm for SS20               3769      $  7,902.00       5/9/95
------------------------------------------------------------------------------------------------------------------------------------
Computerland                            HPCD-E2039            Laserjet 4M plus toner             3388      $  2,089.24      3/29/95
------------------------------------------------------------------------------------------------------------------------------------

              CORSAIR 1995 FIXED ASSET PURCHASES THROUGH 6/30/95

====================================================================================================================================
          MAKE/VENDOR                    MODEL                  DESCRIPTION                   CORSAIR    PURCHASE    PURCHASE
                                                                                              CHECK #    PRICE       DATE
-----------------------------------------------------------------------------------------------------------------------------------
Computer Equipment (1600) cont'd
--------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Computerland                            755-C                      IBM Thinkpad                  3603  $  3,657.37   4/25/95
-----------------------------------------------------------------------------------------------------------------------------------
Computerland - XB5160N93YX              APPL-A0848        PowerMac 8100/110C 16MB 2GB CD         3663  $  6,768.51    5/2/95
-----------------------------------------------------------------------------------------------------------------------------------
Computerland - FC517361-446,            APPL-A3642       Apple PowerMac 7100/80 16/700/cd        3975  $ 25,581.75   5/12/95
FC5173K2446,
FC5173P0446,FC5173LM446,
C5173KB446, FC51740T44H,
JPGK14205
-----------------------------------------------------------------------------------------------------------------------------------
Computerland - FC512HJ223L              APPL-A0864     Powerbook 280C 4/320 w/monit. & pack      3740     4,758.19   5/12/95
-----------------------------------------------------------------------------------------------------------------------------------
Computerland - TF513DDT1Y5              APPL-H1485           Powerbook duo dock w/HD             3846  $    825.40   5/16/95
-----------------------------------------------------------------------------------------------------------------------------------
Computerland 400012544503291,           Patriot                  2-Laptop 486/dx                 3846  $  5,314.75   5/26/95
40003244473172
-----------------------------------------------------------------------------------------------------------------------------------
Computerland                            RADI-C0504           Two page display / 20GS             3892  $  3,523.17   6/23/95
                                        DCL5090A0179
                                        DCL5080A0048
                                        DCL5090A0133
                                        DCL5090A0173
-----------------------------------------------------------------------------------------------------------------------------------
Computerland                            King-B2320          20 MB module P/PB Duo 250            3975  $    838.75    6/8/95
-----------------------------------------------------------------------------------------------------------------------------------
Computerland XB52200WT5PQ,              APPL-A3642             PowerMac w/keyboard               3975  $ 33,743.60   6/12/95
XB5200WU5P0, XB5212EK5P0,
XB5212EX5P0, SB5212BJ5P0
-----------------------------------------------------------------------------------------------------------------------------------
Computerland                            APPL-A4273       (5) PowerMacs w/monit. & keybds.        4080  $ 14,873.82   6/21/95
-----------------------------------------------------------------------------------------------------------------------------------
DEL                                     90C/XPS         Dimension Pentium-Mini tower base        3797  $  3,245.41   6/16/95
-----------------------------------------------------------------------------------------------------------------------------------
ENS - SN25095490                        CSCO-2501           Router package w/software            3033  $  4,023.81   1/25/95
-----------------------------------------------------------------------------------------------------------------------------------

              CORSAIR 1995 FIXED ASSET PURCHASES THROUGH 6/30/95

====================================================================================================================================
          MAKE/VENDOR                    MODEL                  DESCRIPTION                    CORSAIR     PURCHASE     PURCHASE
                                                                                               CHECK #     PRICE        DATE
------------------------------------------------------------------------------------------------------------------------------------
Computer Equipment (1600) cont'd
--------------------------------
------------------------------------------------------------------------------------------------------------------------------------
ENS                                     USROB-000826-0         Analog modem w/fax                3033     $  6,021.31     1/30/95
------------------------------------------------------------------------------------------------------------------------------------
ENS - SN50004214                        CSCO-7010           Cisco 7010 router package            3445     $ 27,202.20      4/3/95
------------------------------------------------------------------------------------------------------------------------------------
HDS                                                        Pentium 586 computer system           3034     $  4,281.29      1/5/95
------------------------------------------------------------------------------------------------------------------------------------
HDS                                                        Pentium 586 computer system           3034     $  4,281.29     1/10/95
------------------------------------------------------------------------------------------------------------------------------------
HDS                                                        HD Victoria System                    3850     $  6,249.50     5/20/95
------------------------------------------------------------------------------------------------------------------------------------
NCA - SN454505410766,                   2100S             Quantum Empire 2100s hard disk         3311     $  1,960.41      3/9/95
SNBDOE5021LNY, SN 4360015888,
SN466504640442
------------------------------------------------------------------------------------------------------------------------------------
NCA                                     EXT 4-868                    HP 35480                    3311     $  1,059.77     3/16/95
------------------------------------------------------------------------------------------------------------------------------------
Network Assoc.                                             Asante 12 port ethernet hub           3111     $  1,179.90     3/21/95
------------------------------------------------------------------------------------------------------------------------------------
PDC                                     X827A/S-XBT-4TS           4MM Autoloader                 4006     $  3,831.20     6/13/95
------------------------------------------------------------------------------------------------------------------------------------
Seque Sys.                              90                        Pentium System                 4119     $  3,755.00     6/23/95
------------------------------------------------------------------------------------------------------------------------------------
TEL-LAN                                 MX-1600-002         Multi-access remote server           3042     $  7,028.95     1/24/95
------------------------------------------------------------------------------------------------------------------------------------
UUNET Tech. - 25130134-3092             Cisco-2501               Router & CSU/DSU                3721     $  1,922.00      5/4/95
------------------------------------------------------------------------------------------------------------------------------------
Vanstar - SN SFC439MT61XN               APPL-A2805             Powerbook 520 4/160               3044     $  2,970.76      1/5/95
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL                                                                                           $335,607.58
                                                                                                          ===========
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                        CORSAIR 1995 FIXED ASSET PURCHASERS THROUGH 6/30/95

====================================================================================================================================

MAKE/VENDOR                       MODEL                    DESCRIPTION                CORSAIR CHECK #  PURCHASE PRICE  PURCHASE DATE

------------------------------------------------------------------------------------------------------------------------------------
Furniture Equipment (1640)
--------------------------
------------------------------------------------------------------------------------------------------------------------------------
Arcom                        PM2E-10             Livingston portmaster w/rack kit                4069     $  2,507.86        6/14/95
------------------------------------------------------------------------------------------------------------------------------------
Arcom                        PM2E-10            Livingston portmaster w/rack kits                3783     $  5,794.24        6/16/95
------------------------------------------------------------------------------------------------------------------------------------
Arcom                        PM2E-10               Livingston portmaster w/kit                  41277     $  3,090.05        6/21/95
------------------------------------------------------------------------------------------------------------------------------------
Arcom                        PM2E-10             Livingston portmaster w/rack kit                3891     $  8,336.62        6/23/95
------------------------------------------------------------------------------------------------------------------------------------
Art & Display Co.            1531               Legend kit w/LPCO3 capsule counter               3773     $  4,595.54        6/15/95
------------------------------------------------------------------------------------------------------------------------------------
Audio Graphic Sys.           B 70x70 MW                       DALITE                             3960     $    118.53        5/30/95
------------------------------------------------------------------------------------------------------------------------------------
Audio Graphic Sys.           BB44E-5                Bretford big base 44" cart                   3960     $    210.12        6/13/95
------------------------------------------------------------------------------------------------------------------------------------
Cabletron                    EPIM-X             Enet port int. mod. dual in. w/kit               3791     $    373.90        5/19/95
------------------------------------------------------------------------------------------------------------------------------------
Cabletron                    9300044-15         Assy. Cbl, XCVR, 802.3 28 AWG                    3791     $    282.74        5/23/95
------------------------------------------------------------------------------------------------------------------------------------
COG/Kelly Bus Furnish.       7488                Paramount desk chair; #61 pewter                4181     $    318.94         6/1/95
------------------------------------------------------------------------------------------------------------------------------------
COG/Kelly Bus. Furnish.      7488                      Office master chair                       3418     $  8,510.00        4/28/95
------------------------------------------------------------------------------------------------------------------------------------
COG/Kelly Bus. Furnish.      15WAL-BL                  VERSA Stacking chair                      3470     $ 13,410.00         5/9/95
------------------------------------------------------------------------------------------------------------------------------------
COG/Kelly Bus. Furnish.      7488               Paramount desk chairs: #61 pewter                3693     $ 27,849.16         6/6/95
------------------------------------------------------------------------------------------------------------------------------------
COG/Kelly Bus. Furnish.      M211-1142        23 Office chairs; MB Sync, pneu, poly              4243     $  8,624.31        6/26/95
                                                              shell
------------------------------------------------------------------------------------------------------------------------------------
Lightwave Comm.              5000                     Serverswitch w/cables                      4194     $  6,583.50        6/30/95
------------------------------------------------------------------------------------------------------------------------------------
Lindsay-Ferrari                               Tackable acoust. panels, worksurfaces              3576     $ 64,323.00        5/17/95
------------------------------------------------------------------------------------------------------------------------------------
Lindsay-Ferrari              Lindelve             File-lateral, rec hdwd., 2drwr                 3854     $  1,082.89        5/23/95
------------------------------------------------------------------------------------------------------------------------------------
Perimeter                                     Install. of card render on lobby door              4136     $    595.00        6/29/95
------------------------------------------------------------------------------------------------------------------------------------
Perimeter                                            Install. of sec. system                     4156     $ 34,555.00        6/29/95
------------------------------------------------------------------------------------------------------------------------------------
Pure Valley Water            HTT-45RO              Hydrotech w/tank & dispenser                  4011     $  1,403.61        6/27/95
------------------------------------------------------------------------------------------------------------------------------------
Voice Pro                    SRX                   Phone system - Deliv. pymt.                   4028     $ 17,443.06        6/29/95
------------------------------------------------------------------------------------------------------------------------------------
VoicePro                     SRX/VMX 200S       Telephone, call processing system                3426     $ 17,433.06         5/1/95
------------------------------------------------------------------------------------------------------------------------------------
VoicePro                     SRX                   Phone system - Deliv. pymt.                   4028     $ 52,042.79        6/30/95
------------------------------------------------------------------------------------------------------------------------------------
VoicePro                     SRX                   Phone system -n Deliv. pymt.                  4028     $ 12,887.93        6/30/95
------------------------------------------------------------------------------------------------------------------------------------
               TOTAL                                                                                      $292,371.85
====================================================================================================================================

                                   SCHEDULE 3

                              CONDITIONS PRECEDENT

PART I:
------

  At the time of execution and delivery of this Agreement, there shall also have been duly executed and delivered to Lender:

  (a) The Warrant to purchase the aggregate number of shares set forth in Exhibit C hereto;

  (b) A Sublessor's Waiver and Consent, executed by Syntex Corp., in form and substance reasonably acceptable to Lender;

  (c) A favorable opinion of counsel for Borrower, dated as of the closing date, in the form attached hereto as Exhibit D;
                                               ---------

  (d) Copies, certified by the Secretary, Assistant Secretary or Chief Financial Officer of Borrower as of the closing date of Borrower's charter documents and bylaws and of all documents evidencing corporate action taken by Borrower authorizing the execution, delivery and performance of the Operative Documents to which Borrower is a party, in form and substance satisfactory to Lender and its counsel;

  (e) Good standing certificate from Borrower's state of incorporation and the state in which Borrower's principal place of business is located, together with certificates of the applicable governmental authorities that Borrower is in compliance with the franchise tax laws of each such state, each dated as of a recent date;

  (f)     Evidence of the insurance coverage required by Section 6.01(d) of this
                                                         ---------------
          Agreement;

  (g) All necessary consents of shareholders and other third parties with respect to the execution, delivery and performance of this Agreement, the Warrant, the Note and the other Operative Documents; and

  (h) Form UCC-1 Financing Statements, duly executed by Borrower, or other documents, and Borrower shall have taken such actions, if any, as Lender shall reasonably determine are necessary or desirable to perfect and protect its security interest in the Collateral;

  (i) Grants of Security Interest in Intellectual Property in the forms provided by Lender;

  (j) Notices of Security Interest to Depository Banks in the forms provided by Lender;

and

  (i)     All other documents as Lender shall have reasonably requested.

PART II
-------

  On or prior to the Funding Date of the Loan, each of the items set forth in
Part I of this Schedule 3 shall have been delivered to Lender and the following
-------------------------
conditions shall have been satisfied or waived by Lender:

  (a) Borrower shall have provided to Lender such documents, instruments and agreements as Lender shall reasonably request to evidence the perfection and priority of the security interests granted to Lender pursuant to Article V;
                      ---------

  (b)     No Event of Default or Default shall have occurred and be continuing;

  (c) Borrower shall have duly executed and delivered to Lender a Note prepared by Lender with respect to the Loan;

  (d) In Lender's sole discretion, there shall not have occurred any material adverse change in the general affairs, management, results of operations, condition (financial or otherwise) or prospects of Borrower, where or not arising from transactions in the ordinary course of business, and there shall not have occurred since the date first written on the cover page of this Agreement any material adverse deviation by Borrower from the Fiscal 1996 Operating Plan of Borrower presented to Lender;

  (e) The representations and warranties contained in this Agreement and the other Operative Documents to which Borrower is a party shall be true and correct in all material respects as if made on such Funding Date;

  (f)     Each of the Operative Documents remains in full force and effect;

  (g) The Funding Date of the requested Loan shall not be later than the Commitment Termination Date; and

  (h)     Lender shall have received the Note, duly executed by Borrower.

                                   EXHIBIT A

                            SECURED PROMISSORY NOTE

$2,000,000                                                Dated:  July 31, 1996

  FOR VALUE RECEIVED, the undersigned, CORSAIR COMMUNICATIONS, INC. ("Borrower"), a Delaware corporation, HEREBY PROMISES TO PAY to the order of
  --------
COMDISCO, INC., a Delaware corporation ("Lender") the principal amount of Two
                                         ------
Million Dollars ($2,000,000) or such lesser amount as shall equal the aggregate outstanding principal balance of the Loan made by Lender to Borrower pursuant to the Loan and Security Agreement referred to below (the "Loan Agreement"), and to
                                                        --------------
pay all other amounts due with respect to the Loan on the dates and in the amounts set forth in the Loan Agreement.

  The principal amount of this Note shall be payable in 36 consecutive monthly installments of 2.778% of the original principal amount of this Note per month on the last day of each calendar month commencing on February 28, 1997. All unpaid principal and interest shall, in any event, be payable no later than January 31, 2000.

  Interest on the unpaid principal amount of this Note from the date of this Note until such principal amount is paid in full shall accrue at the Loan Rate or, if applicable, the Default Rate. The Loan Rate for this Note is 14.55% per annum (based on a year of 360 days and actual days elapsed). All accrued interest shall be payable on the last day of each calendar month, commencing July 31, 1996.

  Whenever any payment due hereunder shall fall on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

  Principal, interest and all other amounts due with respect to the Loan, are payable in lawful money of the United States of America to Lender as follows:
COMDISCO, INC., P.O. BOX 91744, Chicago, Illinois 60693, in immediately available funds. The Loan made by Lender to Borrower and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

  This Note is the Note referred to in, and is entitled to the benefits of, the Loan and Security Agreement, dated as of JulyE31, 1996, between Borrower and Lender (the "Loan Agreement"). The Loan Agreement, among other things
(a) provides for the making of a secured Loan by Lender to Borrower from time to time in an aggregate principal amount not to exceed at any time outstanding the amount first above mentioned, the indebtedness of Borrower resulting from the Loan being evidenced by a Note; and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

  Prior to the first anniversary of the date hereof, there shall be no prepayment of the Loan evidenced by this Note in whole or in part. Borrower may, at its option, at any time on or after the first anniversary of the date hereof, prepay the Loan evidenced by this Note, either in whole or from time to time in any part of the principal amount thereof equal to $500,000 or more, at a prepayment price equal to the principal amount of the Loan so to be prepaid, plus interest accrued thereon through and including the date of such prepayment, plus the Make-Whole Premium (as defined in the Loan Agreement). If the maturity of this Note and the Loan evidenced thereby is accelerated under the Loan Agreement, Borrower shall pay to Lender, in addition to principal, interest and all other amounts due with respect to this Note, as liquidated damages for loss of Lender's benefit of the bargain and not as a penalty, an amount equal to the Make-Whole Premium (as defined in the Loan Agreement).

  This Note and the obligation of Borrower to repay the unpaid principal amount of the Loan, interest on the Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

  Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

  Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower's obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of California.

  IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

                                             CORSAIR COMMUNICATIONS, INC.


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                    Sheet 1

--------------------------------------------------------------------------
CORSAIR COMMUNICATIONS
--------------------------------------------------------------------------
SUBORDINATED PROMISSORY NOTE
--------------------------------------------------------------------------
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Loan Amount:          2,000,000
                    ===========
--------------------------------------------------------------------------
Interest rate:           14.550%
                    ===========
--------------------------------------------------------------------------
Payment Amount        see below
                    ===========
--------------------------------------------------------------------------
--------------------------------------------------------------------------
--------------------------------------------------------------------------
MENT NUM      DATE    PRINCIPAL   INTEREST    PAYMENT     BALANCE
--------------------------------------------------------------------------
--------------------------------------------------------------------------
                                                        2,000,000.00
--------------------------------------------------------------------------
       0    07/31/96                                    2,000,000.00
--------------------------------------------------------------------------
       1    08/31/96       0.00   24,250.00  24,250.00  2,000,000.00
--------------------------------------------------------------------------
       2    09/30/96       0.00   24,250.00  24,250.00  2,000,000.00
--------------------------------------------------------------------------
       3    10/31/96       0.00   24,250.00  24,250.00  2,000,000.00
--------------------------------------------------------------------------
       4    11/30/96       0.00   24,250.00  24,250.00  2,000,000.00
--------------------------------------------------------------------------
       5    12/31/96       0.00   24,250.00  24,250.00  2,000,000.00
--------------------------------------------------------------------------
       6    01/31/97       0.00   24,250.00  24,250.00  2,000,000.00
--------------------------------------------------------------------------
       7    02/28/97  55,556.00   24,250.00  79,806.00  1,944,444.00
--------------------------------------------------------------------------
       8    03/31/97  55,556.00   23,576.38  79,132.38  1,888,888.00
--------------------------------------------------------------------------
       9    04/30/97  55,556.00   22,902.77  78,458.77  1,833,332.00
--------------------------------------------------------------------------
      10    05/31/97  55,556.00   22,229.15  77,785.15  1,777,776.00
--------------------------------------------------------------------------
      11    06/30/97  55,556.00   21,555.53  77,111.53  1,722,220.00
--------------------------------------------------------------------------
      12    07/31/97  55,556.00   20,881.92  76,437.92  1,666,664.00
--------------------------------------------------------------------------
      13    08/31/97  55,556.00   20,208.30  75,764.30  1,611,108.00
--------------------------------------------------------------------------
      14    09/30/97  55,556.00   19,534.68  75,090.68  1,555,552.00
--------------------------------------------------------------------------
      15    10/31/97  55,556.00   18,861.07  74,417.07  1,499,996.00
--------------------------------------------------------------------------
      16    11/30/97  55,556.00   18,187.45  73,743.45  1,444,440.00
--------------------------------------------------------------------------
      17    12/31/97  55,556.00   17,513.84  73,069.84  1,388,884.00
--------------------------------------------------------------------------
      18    01/31/98  55,556.00   16,840.22  72,396.22  1,333,328.00
--------------------------------------------------------------------------
      19    02/28/98  55,556.00   16,166.60  71,722.60  1,277,772.00
--------------------------------------------------------------------------
      20    03/31/98  55,556.00   15,492.99  71,048.99  1,222,216.00
--------------------------------------------------------------------------
      21    04/30/98  55,556.00   14,819.37  70,375.37  1,166,660.00
--------------------------------------------------------------------------
      22    05/31/98  55,556.00   14,145.75  69,701.75  1,111,104.00
--------------------------------------------------------------------------
      23    06/30/98  55,556.00   13,472.14  69,028.14  1,055,548.00
--------------------------------------------------------------------------
      24    07/31/98  55,556.00   12,798.52  68,354.52    999,992.00
--------------------------------------------------------------------------
      25    08/31/98  55,556.00   12,124.90  67,680.90    944,436.00
--------------------------------------------------------------------------
      26    09/30/98  55,556.00   11,451.29  67,007.29    888,880.00
--------------------------------------------------------------------------
      27    10/31/98  55,556.00   10,777.67  66,333.67    833,324.00
--------------------------------------------------------------------------
      28    11/30/98  55,556.00   10,104.05  65,660.05    777,768.00
--------------------------------------------------------------------------

                                    Sheet 1

--------------------------------------------------------------------------
      29    12/31/98  55,556.00    9,430.44  64,986.44    722,212.00
--------------------------------------------------------------------------
      30    01/31/99  55,556.00    8,756.82  64,312.82    666,656.00
--------------------------------------------------------------------------
      31    02/28/99  55,556.00    8,083.20  63,639.20    611,100.00
--------------------------------------------------------------------------
      32    03/31/99  55,556.00    7,409.59  62,965.59    555,544.00
--------------------------------------------------------------------------
      33    04/30/99  55,556.00    6,735.97  62,291.97    499,988.00
--------------------------------------------------------------------------
      34    05/31/99  55,556.00    6,062.35  61,618.35    444,432.00
--------------------------------------------------------------------------
      35    06/30/99  55,556.00    5,388.74  60,944.74    388,876.00
--------------------------------------------------------------------------
      36    07/31/99  55,556.00    4,715.12  60,271.12    333,320.00
--------------------------------------------------------------------------
      37    08/31/99  55,556.00    4,041.51  59,597.51    277,764.00
--------------------------------------------------------------------------
      38    09/30/99  55,556.00    3,367.89  58,923.89    222,208.00
--------------------------------------------------------------------------
      39    10/31/99  55,556.00    2,694.27  58,250.27    166,652.00
--------------------------------------------------------------------------
      40    11/30/99  55,556.00    2,020.66  57,576.66    111,096.00
--------------------------------------------------------------------------
      41    12/31/99  55,556.00    1,347.04  56,903.04     55,540.00
--------------------------------------------------------------------------
      42    01/31/00  55,540.00      673.42  56,213.42          0.00
--------------------------------------------------------------------------

                                   EXHIBIT B

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

COMDISCO, INC.
c/o Comdisco Ventures
3000 Sand Hill Road
Building I, Suite 290
Menlo Park, California 94025
Attn: Peggy Parker

________________________________________________________________________________

                         SUBLESSOR'S WAIVER AND CONSENT

          THIS SUBLESSOR'S WAIVER AND CONSENT (this "Waiver"), dated as of July 31, 1996, is executed by and between SYNTEX (U.S.A.) Inc., a Delaware Corporation ("Sublessor") and COMDISCO, INC. a Delaware corporation ("Lender").

                                   RECITALS
                                   --------

          A. Sublessor and CORSAIR COMMUNICATIONS, INC. ("Tenant") are parties to a Sublease Agreement, dated as of March 31, 1995 (together with any other agreement between Sublessor and Tenant relating to the Premises, as defined below, all as amended from time to time, to be referred to herein collectively as the "Lease"), pursuant to which Sublessor has leased to Tenant a portion of that certain real property commonly known as 3408 Hillview Avenue, Palo Alto, California, and more particularly described in Exhibit A hereto (the
                                               ---------
"Premises").

          B. Tenant and Lender intend to or have entered into a Loan and Security Agreement dated as of JulyE31, 1996 (the "Loan Agreement") pursuant to which Lender has agreed or will agree to make loans to Tenant from time to time secured by certain assets (the "Assets") which will be located on the Premises. The Assets consist of personal property, business equipment, inventory and machinery which are now, or in the future may be, located upon and/or affixed to the Premises.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Sublessor and Lender hereby agree as follows:

          1.  Waiver and Consent.  Sublessor hereby does subordinate any
              ------------------
interest of Sublessor in the Assets to Lender's interests therein, whether Sublessor's interest arises by common law, statute or consensually (under the Lease or otherwise) and whether now in existence or hereafter created. This subordination shall survive the termination of the Lease. Sublessor further agrees that (a) neither the Assets nor any item thereof shall become part of or otherwise be or become a fixture attached to, the Premises, notwithstanding the manner of the Assets' annexation, the Assets' adaptability to the uses and purposes for which the Premises are used, and the intentions of the party making the annexation; (b) the Assets (or any item thereof) may be repossessed by Lender; (c) in connection with such repossession or otherwise, Lender, and any of its agents and employees, may enter upon the Premises for the purposes of preparing for transport, disassembling, dismantling, loading and/or removing the Assets (or any item thereof); and (d) the right of Lender to enter the Premises and the other rights granted to Lender in this Waiver shall not terminate until up to thirty (30) days after Lender receives written notice from Sublessor of the termination of the Lease; provided, that if Lender exercises its rights hereunder, for any such period after the termination of the Lease, Lender shall pay to Sublessor a rental payment (at the last monthly rate payable by Tenant) for the period from (a) the later of (i) receipt of notice of termination of the Lease or (ii) the actual termination of the Lease, until (b) the date the Assets are removed. Notwithstanding the foregoing, a representative of the Lender may examine the assets to determine their value without assuming any liability for rent hereunder so long as the examination takes place promptly after notice of the termination of the Lease.

          2.  Costs.  Lender agrees to indemnify, defend, protect and hold the
              -----
Sublessor harmless from any claim, cost, liability or expense which is asserted against or incurred by Landlord which arises in connection with the exercise of Lender's rights under clauses (b) or (c) of Paragraph 1 above.

          3.  Lease Defaults.  Sublessor further agrees to provide Lender with
              --------------
telephonic confirmation of any default or event of default under the Lease upon inquiry by Lender.

          4.  Sublessor's Representations and Warranties.  Sublessor hereby
              ------------------------------------------
warrants and represents to Lender that (a) Sublessor is the lessor under the Lease; (b) there are no other agreements between the parties affecting or relating to the Premises; (c) Sublessor has all requisite power and authority to execute and deliver this Waiver and no consents from any third party are required to do so; (d) no event of default (nor any event which with the passage of time would constitute an event of default) has occurred under the Lease;
(e) there exists no litigation affecting title to the Premises or any adverse claim with respect to the Premises of which Sublessor has received notice; and
(f) there is no condemnation proceeding pending with respect to any part of the Premises, nor any threat thereof, of which the Sublessor has received notice.

          5.  Miscellaneous.  This Waiver and all rights hereby granted to
              -------------
Lender hereunder shall remain in effect so long as there are any obligations owing by Tenant under the Loan Agreement or any present or future agreement between Tenant and Lender which involves the Assets. All the terms and provisions of this Waiver shall be binding on and inure to the benefit of the respective successors and assigns of Sublessor and Lender. The rights and benefits of this Waiver may be assigned or transferred by Lender or to third parties who may become the lender, directly or indirectly, to Tenant. Lender shall provide subsequent written notice to Sublessor and Tenant of the assignment or transfer. Headings in this Waiver are for convenience of reference only and are not part of the substance hereof. This Waiver shall be governed by and construed in accordance with the laws of the State of California.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, Sublessor and Lender have executed this Waiver as of the date and year first written above.

                                                  SUBLESSOR:

                                                  SYNTEX (U.S.A.) INC.


                                                  By:___________________________
                                                  Name:_________________________
                                                  Title:________________________
LENDER:

                                                  COMDISCO, INC.


                                                  By:___________________________
                                                  Name:_________________________
                                                  Title:________________________

                                   EXHIBIT A

ALL THAT certain real property situate in the City of Palo Alto, County of Santa Clara, State of California described as follows:

COMMENCING at the Northeasterly corner of Lot 5 of Tract #4781 entitled "Stanford Industrial Park" as filed in the Office of the Recorder of Santa Clara County on November 13, 1969 in Book 261 of maps at Pages 40 and 41. Said Northeasterly corner lying on the Westerly line of Hillview Avenue (80 feet in width); thence from said point of commencement along said Westerly line of Hillview Avenue North 15degrees27'55" West 720.00 feet to the TRUE POINT OF BEGINNING of the Parcel to be described; thence from said TRUE POINT OF BEGINNING and leaving said Westerly line of Hillview Avenue South 72degrees32'05" West 685.00 feet to a point on the Easterly line of Parcel C as said Parcel is shown upon that certain parcel map filed in the Office of the Recorder of Santa Clara County on May 22, 1969 in Book 254 of Parcel Maps at Page 1; thence along said Easterly line of Parcel C North 15degrees27'55" West
360.37 feet; thence leaving said Easterly line North 74degrees32'05" East 685.00 feet to a point on the aforementioned Westerly line of Hillview Avenue; thence along said Westerly line South 15degrees27'55" East 360.37 feet to the TRUE POINT OF BEGINNING.

CONTAINING 5.667 Acres of land more or less

EXCEPTING therefrom an easement in favor of the Purissima Hills County Water District for water line purposes 5.00 feet in width being the Easterly 5.00 feet of the above described parcel and being more fully described in Volume 7952 of Official Records of Santa Clara County at Page 197.

                                   EXHIBIT A

State of California    )
                       )
County of Santa Clara  )

          On July 30, 1996, before me, the undersigned, personally appeared Theodore W. Fowlks, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted executed the instrument.

          WITNESS my hand and official seal

                                                                   [NOTARY SEAL]



Signature_______________________________(Seal)


State of ______________________  )
                                 )
County of _____________________  )

          On ____________________, 199__ before me, the undersigned, personally appeared ________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.



Signature_____________________    (Seal)

                                   EXHIBIT C

     THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO,
     (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.

                            CORSAIR COMMUNICATIONS
                            ----------------------

                       WARRANT TO PURCHASE 75,000 SHARES
                          OF SERIES B PREFERRED STOCK

     THIS CERTIFIES THAT, for value received, Comdisco, Inc. and its assignees are entitled to subscribe for and purchase [an aggregate of 75,000] shares of the fully paid and nonassessable Series B Preferred Stock (as adjusted pursuant to Section 4 hereof the "Shares") of CORSAIR COMMUNICATIONS, INC., a Delaware corporation (the "Company"), subject to the provisions and upon the terms and conditions hereinafter set forth; provided, however, that in the event that at
                                  --------  -------
the time of exercise of this Warrant there are insufficient authorized shares of the Company's Series B Preferred Stock to allow issuance of the Shares, then this Warrant shall be exercisable for the same number of shares of the Company's Common Stock. The price per Share at which this Warrant is exercisable shall be the lower of (i) $4.43 or (ii) the price per share at which the next sale of equity securities of Borrower is made (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the "Warrant Price"). As used herein, (a) the term "Series Preferred" shall mean the Company's presently authorized Series B Preferred Stock, and any stock into or for which such Series B Preferred Stock may hereafter be converted or exchanged, (b) the term "Date of Grant" shall mean July 31, 1996, and (c) the term "Other Warrants" shall mean any other warrants issued by the Company in connection with the transaction with respect to which this Warrant was issued, and any warrant issued upon transfer or partial exercise of this Warrant. The term "Warrant" as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise.

     1.   Term.  The purchase right represented by this Warrant is exercisable,
          ----
in whole or in part, at any time and from time to time from the Date of Grant through the later of (i) ten (10) years after the Date of Grant or (ii) five (5) years after the closing of the Company's initial public offering of its Common Stock effected pursuant to a Registration Statement on Form S-1 (or its successor) filed under the Securities Act of 1933, as amended (the "Act").

     2    Method of Exercise; Payment; Issuance of New Warrant.  Subject to
          ----------------------------------------------------
Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, at the election of the holder hereof, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A duly completed and executed) at the principal office of the

Company and by the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company (a "Wire Transfer") of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased, or (b) exercise of the right provided for in
Section 10.3 hereof. The person or persons in whose name(s) any certificate(s) representing shares of Series Preferred shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period.

     3.   Stock Fully Paid: Reservation of Shares.  All Shares that may be
          ---------------------------------------
issued upon the exercise of the rights represented by this Warrant, upon issuance pursuant to the terms and conditions herein and upon payment of the Warrant Price multiplied by the number of shares to be issued either in cash or pursuant to the terms of Section 10.3 hereof, will be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company agrees that prior to December 31, 1996, it will take such actions as are necessary, including obtaining stockholder consent, to authorize the issuance of a sufficient number of shares of Series B Preferred Stock to allow the full exercise of this Warrant. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Series Preferred or Common Stock to provide for the exercise of the rights represented by this Warrant and, if applicable, a sufficient number of shares of its Common Stock to provide for the conversion of the Series Preferred into Common Stock.

     4.   Adjustment of Warrant Price and Number of Shares.  The number and kind
          ------------------------------------------------
of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a) Reclassification or Merger.  In case of any reclassification or
              --------------------------
change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Series Preferred theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Series Preferred then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4 and, in the case of a new Warrant issuable after conversion of the authorized shares of the Series Preferred into shares of Common Stock or after the amendment of the terms of the antidilution protection of the Series Preferred, shall provide for antidilution protection that shall be as nearly equivalent as may be practicable to the antidilution provisions applicable to the Series Preferred on the Date of Grant. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

          (b) Subdivision or Combination of Shares.  If the Company at any time
              ------------------------------------
while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Series Preferred, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

          (c) Stock Dividends and Other Distributions.  If the Company at any
              ---------------------------------------
time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Series Preferred payable in Series Preferred, or (ii) make any other distribution with respect to Series Preferred (except any distribution specifically provided for in Sections 4(a) and 4(b)), of Series Preferred, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Series Preferred outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Series Preferred outstanding immediately after such dividend or distribution.

          (d) Adjustment of Number of Shares.  Upon each adjustment in the
              ------------------------------
Warrant Price pursuant to Sections 4.01(b) or 4.01(c), the number of Shares of Series Preferred purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

          (e) Antidilution Rights.  The other antidilution rights applicable to
              -------------------
the Shares of Series Preferred purchasable hereunder are set forth in the Company's Certificate of Incorporation, as amended through the Date of Grant, a true and complete copy of which is attached hereto as Exhibit B (the "Charter"). The Company shall promptly provide the holder hereof with any restatement, amendment, modification or waiver of the Charter promptly after the same has been made.

     5.   Notice of Adjustments.  Whenever the Warrant Price or the number of
          ---------------------
Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant. In addition, whenever the conversion price or conversion ratio of the Series Preferred shall be adjusted, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the conversion price or ratio of the Series Preferred after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant.

     6.   Fractional Shares.  No fractional shares of Series Preferred will be
          -----------------
issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Series Preferred on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

     7.   Compliance with Act; Disposition of Warrant or Shares of Series
          ---------------------------------------------------------------
Preferred.
---------

          (a) Compliance with Act.  The holder of this Warrant, by acceptance
              -------------------
hereof, agrees that this Warrant, and the shares of Series Preferred to be issued upon exercise hereof and any Common Stock issued upon conversion thereof are being acquired for investment and not with a view to the sale or distribution of any part thereof and the holder of this Warrant has no present intention of selling or engaging in any public distribution of this Warrant, and that such holder will not offer, sell or otherwise dispose of this Warrant or any shares of Series Preferred to be issued upon exercise hereof or any Common Stock issued upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the shares of Series Preferred so purchased (and any shares of Common Stock issued upon conversion thereof) are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all shares of Series Preferred issued upon exercise of this Warrant and all shares of Common Stock issued upon conversion thereof (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

"THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO,
(ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE

PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

     Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

     (1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

     (2) The holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein.

     (3) The holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144, promulgated under the Act.

     (4) The holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

     (5) The holder is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Act, as presently in effect.

          (b) Disposition of Warrant or Shares.  With respect to any offer, sale
              --------------------------------
or other disposition of this Warrant or any shares of Series Preferred acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, or other evidence, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or such shares of Series Preferred or Common Stock and indicating whether or not under the Act certificates for this Warrant or such shares of Series Preferred to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Promptly upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, opinion or other evidence, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such shares of Series Preferred or Common Stock, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 7(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such shares of Series Preferred or Common Stock may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the shares of Series Preferred thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

          (c) Applicability of Restrictions.  Neither any restrictions of any
              -----------------------------
legend described in this Warrant nor the requirements of Section 7(b) above shall apply to any transfer of, or grant of a security interest in, this Warrant (or the Series Preferred or Common Stock obtainable upon exercise thereof) or any part hereof (i) to a partner of the holder if the holder is a partnership,
(ii) to a partnership of which the holder is a partner, or (iii) to any affiliate of the holder if the holder is a corporation; provided, however, in
                                                        --------  -------
any such transfer, if applicable, the transferee shall on the Company's request agree in writing to be bound by the terms of this Warrant as if an original signatory hereto.

     8.   Rights as Shareholders; Information.  No holder of this Warrant, as
          -----------------------------------
such, shall be entitled to vote or receive dividends or be deemed the holder of Series Preferred or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.

     9.   Registration Rights.  The Company grants registration rights to the
          -------------------
holder of this Warrant for any Common Stock of the Company obtained upon conversion of the Series Preferred, comparable to the registration rights granted to the investors in that certain Investor Rights Agreement, dated as of December 10, 1996, as amended, as of December 14, 1994 and October 31, 1995 (the "Registration Rights Agreement"), with the following exceptions and clarifications:

          (1)  The holder will have no demand registration rights pursuant to
               Section 1.2 of the Registration Rights Agreement.

          (2) The holder will be subject to the same provisions regarding indemnification as contained in the Registration Rights Agreement.

          (3) The registration rights are freely assignable by the holder of this Warrant.

     10.  Additional Rights.
          -----------------

     10.1 Secondary Sales.  The Company agrees that it will not interfere with
          ---------------
the holder of this Warrant in obtaining liquidity if opportunities to make secondary sales of the Company's securities become available so long as such sales are in accordance with all applicable state and federal securities laws.

     10.2 Mergers.  The Company shall provide the holder of this Warrant with at
          -------
least twenty (20) days' notice of the terms and conditions of any of the following potential transactions: (i) the sale, lease, exchange, conveyance or other disposition of all or substantially all of the Company's property or business, or (ii) its merger into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company), or any transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of.

     10.3 Right to Convert Warrant into Stock: Net Issuance.
          -------------------------------------------------

          (a) Right to Convert.  In addition to and without limiting the rights
              ----------------
of the holder under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Series Preferred (or Common Stock if the Series Preferred has been automatically converted into Common Stock) as provided in this Section 10.3 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) (X) that number of shares of fully paid and nonassessable Series Preferred (or Common Stock if the Series Preferred has been automatically converted into Common Stock) equal to the quotient obtained by dividing the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection (b) hereof), which value shall be determined by subtracting (A) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (B) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date (as herein defined) by (Y) the fair market value of one share of Series Preferred (or Common Stock if the Series Preferred has been automatically converted into Common Stock) on the Conversion Date (as herein defined).

     Expressed as a formula, such conversion (assuming the Series Preferred has been automatically converted into Common Stock) shall be computed as follows:

     X= B - A
        -----
          Y

     Where: X = the number of shares of Common Stock that may be issued to holder

          Y = the fair market value of one share of Common Stock

          A = the aggregate Warrant Price (i.e., Converted
               Warrant Shares x Warrant Price)

          B = the aggregate fair market value (i.e., fair market value x
               Converted Warrant Shares)

     No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined). For purposes of Section 9 of this Warrant, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

          (b)  Method of Exercise.  The Conversion Right may be exercised by the
               ------------------
holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 10.3(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), and, at the election of the holder hereof, may be made contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the Act (a "Public Offering"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within
(30) days following the Conversion Date. Any conversion from Series Preferred to Common Stock shall be in the ratio of one (1) share of Common Stock for each share of Series Preferred (as adjusted herein and in the Charter). On the Date of Grant, each share of the Series Preferred represented by this Warrant is convertible into one share of Common Stock.

          (c)  Determination of Fair Market Value.  For purposes of this Section
               ----------------------------------
10.3, "fair market value" of a share of Series Preferred (or Con=on Stock if the Series Preferred has been automatically converted into Common Stock) as of a particular date (the "Determination Date") shall mean:

               (i) If the Conversion Right is exercised in connection with and contingent upon a Public Offering, and if the Company's Registration Statement relating to such Public Offering ("Registration Statement") has been declared effective by the SEC, then the initial "Price to Public" specified in the final prospectus with respect to such offering.

               (ii) If the Conversion Right is not exercised in connection with and contingent upon a Public Offering, then as follows:

          (A) If traded on a securities exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the 30-day period ending five business days prior to the Determination Date, and the fair market value of the Series Preferred shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series Preferred is then convertible;

          (B) If traded over-the-counter, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the 30-day period ending five business days prior to the Determination Date, and the fair market value of the Series Preferred shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series Preferred is then convertible; and

          (C) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company's Board of Directors.

     10.4 Exercise Prior to Expiration.  To the extent this Warrant is not
          ----------------------------
previously exercised as to all of the Shares subject hereto, and if the fair market value of one share of the Series Preferred is greater than the Warrant Price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 10.3 above (even if not surrendered) immediately before its expiration. For purposes of such automatic exercise, the fair market value of one share of the Series Preferred upon such expiration shall be determined pursuant to Section 10.3(c). To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 10.4, the Company agrees to promptly notify the holder hereof of the number of Shares, if any, the holder hereof is to receive by reason of such automatic exercise.

     11.  Representations and Warranties.  The Company represents and warrants
          ------------------------------
to the holder of this Warrant as follows:

          (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

          (b) The Shares have been or will be duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable;

          (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Series Preferred and the holders thereof are as set forth in the Charter, as amended to the Date of the Grant, a true and complete copy of which has been delivered to the original holder of this Warrant and is attached hereto as Exhibit B;

          (d) The shares of Common Stock issuable upon conversion of the Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms of the Charter will be validly issued, fully paid and nonassessable;

          (e) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Charter or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of any notices required pursuant to federal and state securities laws, which filings will be effected by the time required thereby; and

          (f) There are no actions, suits, audits, investigations or proceedings pending or to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

     12.  Modification and Waiver.  This Warrant and any provision hereof may be
          -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     13.  Notices.  Any notice, request communication or other document required
          -------
or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by U.S. mail, postage prepaid, or recognized overnight courier service to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

     14.  Binding Effect on Successors.  This Warrant shall be binding upon any
          ----------------------------
corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Series Preferred issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights (including, without limitation any right to registration of the Shares) to which the holder hereof shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, that the failure of the holder hereof to make any such request shall
--------
not
affect the continuing obligation of the Company to the holder hereof in respect of such rights.

     15.  Lost Warrants or Stock Certificates.  The Company covenants to the
          -----------------------------------
holder hereof upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     16.  Descriptive Headings.  The descriptive headings of the several
          --------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

     17.  Governing Law.  This Warrant shall be construed and enforced in
          -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of California, without regard to principles of conflicts of laws.

     18.  Survival of Representations, Warranties and Agreements.  All
          ------------------------------------------------------
representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

     19.  Remedies.  In case any one or more of the covenants and agreements
          --------
contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

     20.  No Impairment of Rights.  The Company will not, by amendment of its
          -----------------------
Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

     21.  Severability.  The invalidity or unenforceability of any provision of
          ------------
this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

     22.  Recovery of Litigation Costs.  If any legal action or other proceeding
          ----------------------------
is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

     23.  Entire Agreement; Modification.  This Warrant constitutes the entire
          ------------------------------
agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

                                    CORSAIR COMMUNICATIONS, INC.

                                    By:___________________________________

                                    Title:________________________________

                                    Address:  3408 Hillview Avenue
                                              Palo Alto, California 94304

                                   EXHIBIT A


                              NOTICE OF EXERCISE


To:  CORSAIR COMMUNICATIONS, INC.


     1.  The undersigned hereby:

          G elects to purchase ___ shares of Series __ Preferred Stock of CORSAIR COMMUNICATIONS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, or

          G    elects to exercise its net issuance rights pursuant to Section
               10.3 of the attached Warrant with respect to ___ Shares of Series
               __ Preferred Stock.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:



                                    (Name)



                                   (Address)

     3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.



________________________________________________________________________________
                                    (Signature)



     (Date)

                                  EXHIBIT A-1


                              NOTICE OF EXERCISE


To:  CORSAIR COMMUNICATIONS, INC. (the "Company")

     1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement on Form S____, filed __________, 19__, the undersigned hereby:

          G elects to purchase ___ shares of Series __ Preferred Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant, or

          G    elects to exercise its net issuance rights pursuant to Section
               10.3 of the attached Warrant with respect to ___ Shares of Series
               __ Preferred Stock.

     2. Please deliver to the custodian for the selling shareholders a stock certificate representing such _________ shares.


________________________________________________________________________________
                                    (Signature)



     (Date)

                                   EXHIBIT B

                                    CHARTER

                             AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION
                       OF CORSAIR COMMUNICATIONS, INC.,
                            a Delaware corporation


     Corsair Communications, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

     1. The name of the corporation is Corsair Communications, Inc. The original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on December 5, 1994 and was amended pursuant to a Certificate of Amendment of Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on January 25, 1995.

     2. Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, the Amended and Restated Certificate of Incorporation was adopted by the corporation's Board of Directors and stockholders, the stockholders of the corporation having approved the Amended and Restated Certificate of Incorporation by the written consent of the holders of a majority of the outstanding shares in accordance with Section 228 thereof, and written notice having been given in accordance with the requirements of such Section. The Amended and Restated Certificate of Incorporation restates, integrates and amends the provisions of the Certificate of Incorporation of this corporation.

     3. The Certificate of Incorporation of the corporation is hereby amended and restated in its entirety as follows:


                                   ARTICLE I

     The name of this corporation is Corsair Communications, Inc..


                                  ARTICLE II

     The address of this corporation's registered office in the State of Delaware is 15 East North Street, City of Dover, County of Kent 19901. The name of its registered agent at such address is Incorporating Services, Ltd.


                                  ARTICLE III

     The purpose of this corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the Delaware General Corporation Law.

                                  ARTICLE IV

     A.   Classes of Stock.  This corporation is authorized to issue two classes
          ----------------
of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is Twenty-Eight Million Two Hundred Forty-Seven Thousand Four Hundred and Ten (28,247,410) shares. Eighteen Million (18,000,000) shares shall be Common Stock, $.001 par value per share, and Ten Million Two Hundred Forty-Seven Thousand Four Hundred and Ten (10,247,410) shares shall be Preferred Stock, $.001 par value per share, of which Eight Million One Hundred Twenty Thousand (8,120,000) shares shall be Series A Preferred Stock and Two Million One Hundred Twenty-Seven Thousand Four Hundred and Ten (2,127,410) shares shall be Series B Preferred Stock.

     B.   Rights, Preferences and Restrictions of Preferred Stock.  The rights,
          -------------------------------------------------------
preferences, restrictions and other matters relating to the Preferred Stock are as follows:

          1.   Dividend Provisions.
               -------------------

               a. The holders of shares of Series A Preferred Stock and Series B Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this corporation) on the Common Stock of this corporation, at the rate of $0.10 per share of Series A Preferred Stock per annum and $0.22 per share of Series B Preferred Stock per annum (subject to appropriate adjustments for stock splits, stock dividends, combinations or other recapitalizations) payable when, as and if declared by the Board of Directors. Such dividends shall not be cumulative. No cash dividend shall be declared or paid with respect to the Series A Preferred Stock or Series B Preferred Stock unless at the same time a like proportionate cash dividend for the same dividend period, ratably in proportion to the respective annual dividend rates set forth above, is declared and paid with respect to the Series A Preferred Stock and the Series B Preferred Stock.

               b. In the event this corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this corporation or other persons, assets (excluding cash dividends) or options or rights to purchase any such securities or evidences of indebtedness, then, in each case the holders of Series A Preferred Stock and Series B Preferred Stock shall be entitled to a proportionate share of any such distribution as though the holders of the Series A Preferred Stock and Series B Preferred Stock were the holders of the number of shares of Common Stock of this corporation into which their respective shares of Series A Preferred Stock and Series B Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this corporation entitled to receive such distribution.

          2.   Liquidation Preference.
               ----------------------

               a. In the event of any liquidation, dissolution or winding up of this corporation, either voluntary or involuntary, the holders of Series A Preferred Stock and Series B Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the sum of (i) $2.00 for each outstanding share of Series A Preferred Stock, (subject to appropriate adjustments for stock splits, stock dividends, combinations or other recapitalizations and hereafter referred to as the "Original Series A Issue Price"), (ii) $4.43 for each outstanding share of Series B Preferred Stock (subject to appropriate adjustments for stock splits, stock dividends, combinations or other recapitalizations and hereafter referred to as the "Original Series B Issue Price"), and (iii) an amount equal to declared but unpaid dividends on such share of Series A Preferred Stock or Series B Preferred Stock, as applicable. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock and the Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, the entire assets and funds of the corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock and the Series B Preferred Stock in proportion to the aggregate liquidation preferences of the respective series, and ratably among the holders of that series in proportion to the amount of such stock owned by each such holder.

               b. After the distributions described in subsection (a) above have been paid, the remaining assets of the corporation available for distribution to stockholders shall be distributed among the holders of Series A Preferred Stock, Series B Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock held by each (assuming conversion of all such Series A Preferred Stock and Series B Preferred Stock).

               c. A consolidation or merger of this corporation with or into any other corporation or corporations, or a sale, conveyance or disposition of all or substantially all of the assets of this corporation or the effectuation by the corporation of a transaction or series of related transactions in which more than 50% of the voting power of the corporation is disposed of (excluding the issuance of shares of Series A Preferred Stock pursuant to the Series A Preferred Stock Purchase Agreement and the issuance of Series B Preferred Stock pursuant to the Series B Preferred Stock Purchase Agreement), shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 2.

          3.   Conversion.  The holders of the Series A Preferred Stock and
               ----------
Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

               a.  Right to Convert.
                   ----------------

                    (i) Subject to subsection (c), each share of Series A Preferred Stock and Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this corporation or any transfer agent for the particular series of Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (A) the Original Series A Issue Price for each share of Series A Preferred Stock and (B) the Original Series B Issue Price for each share of Series B Preferred Stock, plus all declared but unpaid dividends thereon for each share of Series A Preferred Stock or Series B Preferred Stock, by the Conversion Price at the time in effect for such share. The initial Conversion Price per share for shares of Series A Preferred Stock shall be the Original Series A Issue Price and the initial Conversion Price per share for shares of Series B Preferred Stock shall be the Original Series B Issue Price; provided, however, that the Conversion Price for the Series A Preferred Stock and Series B Preferred Stock shall be subject to adjustment as set forth in subsection 3(c).

                    (ii) Each share of Series A Preferred Stock and Series B Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such shares immediately upon the earlier of (A) the consummation of the corporation's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), the public offering price of which was not less than $10.00 per share (subject to appropriate adjustments for stock splits, stock dividends, combinations or other recapitalizations) and $7,500,000 in the aggregate or (B) the date upon which the corporation obtains the consent of the holders of a majority of the then outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting together as a single class on an as converted basis.

          b.   Mechanics of Conversion.  Before any holder of Series A Preferred
               -----------------------
Stock or Series B Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of this corporation or of any transfer agent for the particular series of Preferred Stock, and shall give written notice by mail, postage prepaid, to this corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock and/or Series B Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock and/or Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering Series A Preferred Stock and/or Series B Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred Stock and/or Series B Preferred Stock shall not be deemed to have converted such Series A Preferred Stock and/or Series B Preferred Stock until immediately prior to the closing of such sale of securities.

          c.  Conversion Price Adjustments of Preferred Stock.  The Conversion
              -----------------------------------------------
Prices of the Series A Preferred Stock and Series B Preferred Stock shall be subject to adjustment from time to time as follows:

               (i) A. If the corporation shall issue any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for the Series A Preferred Stock or the Conversion Price for the Series B Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for the Series A Preferred Stock or Series B Preferred Stock, as the case may be, in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause
(i)) be adjusted to a price equal to the quotient obtained by dividing the total computed under clause (x) below by the total computed under clause (y) below as follows:

                              (x)   an amount equal to the sum of

                                    (1) the aggregate purchase price of the
          shares of the Series A Preferred Stock or Series B Preferred Stock sold pursuant to the applicable agreements pursuant to which such shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, are first issued (the "Stock Purchase Agreements"), plus

                                    (2) the aggregate consideration, if any,
          received by the corporation for all Additional Stock issued on or after the dates of the applicable Stock Purchase Agreements (the "Purchase Date") other than shares of Common Stock issued or issuable with respect to the Series A Preferred Stock or Series B Preferred Stock;

                              (y)   an amount equal to the sum of

                                    (1) the aggregate purchase price of the
          shares of Series A Preferred Stock or Series B Preferred Stock sold pursuant to the applicable Stock Purchase Agreements divided by the applicable Conversion Price for such shares in effect at the applicable Purchase Date (or such higher or lower Conversion Price for such series as results from the application of subsections 3(c)(iii) and (iv) and assuming that this Certificate was in effect as of the applicable Purchase Date) plus

                                    (2) the number of shares of Additional Stock
          issued since the applicable Purchase Date (increased or decreased to the extent that the number of such shares of Additional Stock shall have been increased or decreased as the result of the application of subsections 3(c)(iii) and (iv)).

                    B. No adjustment of the Conversion Price for the Series A Preferred Stock or Series B Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to 3 years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of 3 years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4), no adjustment of such Conversion Price pursuant to this subsection 3(c)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

                    C. In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                    D. In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

                    E. In the case of the issuance (whether before, on or after the applicable Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection 3(c)(i) and subsection 3(c)(ii):

                         1. The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 3(c)(i)(C) and (c)(i)(D)), if any, received by the corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                         2. The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 3(c)(i)(C) and (c)(i)(D)).

                         3. In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to this corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the applicable Conversion Price of the Series A Preferred Stock and Series B Preferred Stock, as applicable, and to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                         4. Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the applicable Conversion Price of the Series A Preferred Stock and Series B Preferred Stock, as applicable, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                         5. The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 3(c)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 3(c)(i)(E)(3) or (4).

               (ii) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 3(c)(i)(E)) by this corporation before, on or after the applicable Purchase Date other than

                     A. shares of Common Stock issued pursuant to a transaction described in subsection 3(c)(iii) hereof,

                         B. shares of Common Stock issued upon conversion of shares of Series A Preferred Stock or Series B Preferred Stock,

                         C. shares of Common Stock issuable or issued to employees, consultants, or directors of this corporation directly or pursuant to a stock option plan or agreement or restricted stock plan or agreement approved by the Board of Directors of this corporation,

                         D. shares of Common Stock issued or issuable (I) in a public offering before or in connection with which all outstanding shares of Series A Preferred Stock and Series B Preferred Stock will be converted to Common Stock or (II) upon exercise of warrants or rights granted to underwriters in connection with such a public offering, or

                         E. shares of Series B Preferred Stock issued or issuable to Comdisco, Inc. pursuant to a Warrant dated August 31, 1995.

               (iii) In the event the corporation should at any time or from time to time after the applicable Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the applicable Conversion Price of the Series A Preferred Stock and Series B Preferred Stock then in effect shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

               (iv) If the number of shares of Common Stock outstanding at any time after the applicable Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the applicable Conversion Price for the Series A Preferred Stock and Series B Preferred Stock then in effect shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

          d.   Other Distributions.  In the event this corporation shall
               -------------------
declare a distribution payable in securities of other persons, evidences of indebtedness issued by this corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 3(c)(iii), then, in each such case for the purpose of this subsection

3(d), the holders of the Series A Preferred Stock and Series B Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the corporation into which their shares of Series A Preferred Stock and Series B Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the corporation entitled to receive such distribution.

               e.   Recapitalizations.  If at any time or from time to time
                    -----------------
there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 3) provision shall be made so that the holders of the Series A Preferred Stock and Series B Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock and Series B Preferred Stock, respectively, the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the holders of the Series A Preferred Stock and Series B Preferred Stock after the recapitalization to the end that the provisions of this Section 3 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock and Series B Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

               f.   No Impairment.  This corporation will not, by amendment of
                    -------------
its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock and Series B Preferred Stock against impairment.

               g.   No Fractional Shares and Certificate as to Adjustments.
                    ------------------------------------------------------

                    (i) No fractional shares shall be issued upon conversion of the Series A Preferred Stock and Series B Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded up to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock and Series B Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                    (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series A Preferred Stock and Series B Preferred Stock pursuant to this Section 3, this corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock and Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This corporation shall, upon the written request at any time of any holder of Series A Preferred Stock or Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock or Series B Preferred Stock.

               h.   Notices of Record Date.  In the event of any taking by this
                    ----------------------
corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this corporation shall mail to each holder of Series A Preferred Stock and Series B Preferred Stock at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

               i.   Reservation of Stock Issuable Upon Conversion.  This
                    ---------------------------------------------
corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock and Series B Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock and Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock and Series B Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series A Preferred Stock or Series B Preferred Stock, this corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

               j.   Notices.  Any notice required by the provisions of this
                    -------
Section 3 to be given to the holders of shares of Series A Preferred Stock or Series B Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this corporation.

          4.   Voting Rights.
               -------------

               a.   General Voting Rights.  The holder of each share of Series A
                    ---------------------
Preferred Stock and Series B Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series A Preferred Stock and Series B Preferred Stock could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders' meeting in accordance with the Bylaws of this corporation, and shall be entitled to vote, together as a single class with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote; except for the election of directors.

               b.   Election of Directors.  The authorized number of directors
                    ---------------------
of this Corporation shall be five (5). Notwithstanding 5(a) above, the holders of Series A Preferred Stock, voting as a separate class, shall be entitled to elect four (4) directors of the corporation; and the holders of the Series A Preferred Stock, Series B Preferred Stock and Common Stock, voting together as a single class on an as converted basis, shall be entitled to elect one (1) director of the corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the Series A Preferred Stock then outstanding shall constitute a quorum of the Series A Preferred Stock for the election of directors to be elected solely by the holders of Series A Preferred Stock. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the Series A Preferred Stock, Series B Preferred Stock and Common Stock then outstanding, on an as converted basis, shall constitute a quorum of the Series A Preferred Stock, Series B Preferred Stock and Common Stock for the election of directors to be elected solely by the holders of the Series A Preferred Stock, Series B Preferred Stock and Common Stock, voting together as a single class on an as converted basis. A vacancy in any directorship elected by the holders of Series A Preferred Stock shall be filled only by vote of the holders of Series A Preferred Stock; and a vacancy in any directorship elected by the holders of Series A Preferred Stock, Series B Preferred Stock and Common Stock voting together shall be filled only by the vote of the holders of Series A Preferred Stock, Series B Preferred Stock and Common Stock voting together as provided above.

          5.   Protective Provisions.  So long as shares of Series A Preferred
               ---------------------
Stock and/or Series B Preferred Stock are outstanding, this corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting together as a single class on an as converted basis:

               a. sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly owned subsidiary corporation) or effect any transaction or series of related transactions in which more than 50% of the voting power of the corporation is disposed of;

               b. alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock or Series B Preferred Stock so as to affect adversely the shares;

               c. increase the authorized number of shares of Series A Preferred Stock, Series B Preferred Stock or Common Stock;

               d. create any new class or series of stock or any other securities convertible into equity securities of the corporation (i) having a preference over, or being on a parity with, the Series A Preferred Stock or Series B Preferred Stock with respect to voting, dividends, conversion rights or upon liquidation, or (ii) having rights similar to any of the rights of the Series A Preferred Stock and Series B Preferred Stock under this Section 5; or

               e.   change authorized number of directors from five (5).

     C.   Common Stock.
          ------------

          1.   Dividend Rights.  Subject to the prior rights of holders of all
               ---------------
classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

          2.   Liquidation Rights.  Upon the liquidation, dissolution or winding
               ------------------
up of the corporation, the assets of the corporation shall be distributed as provided in Section 2 of Division (B) of this Article IV hereof.

          3.   Redemption.  The Common Stock is not redeemable.
               ----------

          4.   Voting Rights.  The holder of each share of Common Stock shall
               -------------
have the right to one vote, and shall be entitled to notice of any shareholders' meeting in accordance with the Bylaws of this corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.


                                   ARTICLE V

     A.   Exculpation.  A director of the Corporation shall not be personally
          -----------
liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is hereafter amended to further reduce or to authorize, with the approval of the Corporation's stockholders, further reductions in the liability of the Corporation's directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended.

     B.   Indemnification.  To the extent permitted by applicable law, this
          ---------------
Corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits this Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders, and others.

     C.   Effect of Repeal or Modification.  Any repeal or modification of any
          --------------------------------
of the foregoing provisions of this Article V shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.


                                  ARTICLE VI

     The corporation shall have a perpetual existence.


                                  ARTICLE VII

     Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors of this corporation is expressly authorized to make, alter, amend, rescind or repeal the Bylaws of the corporation.



                                 ARTICLE VIII

     Elections of directors need not be by written ballot except and to the extent provided in the Bylaws of the corporation.



                                  ARTICLE IX

     The corporation shall not be subject to the provisions of Section 203 of the Delaware General Corporation Law.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Amended and Restated Certificate of Incorporation has been signed under the seal of this corporation as of this 24th day of October, 1995.


                                        CORSAIR COMMUNICATIONS, INC.



                                        By: /s/ Mary Ann Byrnes
                                            --------------------------
                                            Mary Ann Byrnes, President


ATTEST:



 /s/ Kevin Compton
-------------------------
Kevin Compton, Secretary

               CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED
                        CERTIFICATE OF INCORPORATION OF
                         CORSAIR COMMUNICATIONS, INC.



     Corsair Communications, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

     DOES HEREBY CERTIFY:

     FIRST: That a resolution was duly adopted by the Board of Directors of the Corporation setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation, and declaring said amendment to be advisable and recommended for approval by the stockholders of the Corporation. Subsection B.4.b. of Article IV of the Amended and Restated Certificate of Incorporation is amended as follows:

          "Election of Directors. The authorized number of directors
           ---------------------
          of this Corporation shall be seven (7). Notwithstanding 5(a) above, the holders of Series A Preferred Stock, voting as a separate class, shall be entitled to elect four (4) directors of the corporation; and the holders of the Series A Preferred Stock, Series B Preferred Stock and Common Stock, voting together as a single class on an as converted basis, shall be entitled to elect three (3) directors of the corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the Series A Preferred Stock then outstanding shall constitute a quorum of the Series A Preferred Stock for the election of directors to be elected solely by the holders of Series A Preferred Stock. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the Series A Preferred Stock, Series B Preferred Stock and Common Stock then outstanding, on an as converted basis, shall constitute a quorum of the Series A Preferred Stock, Series B Preferred Stock and Common Stock for the election of directors to be elected solely by the holders of the Series A Preferred Stock, Series B Preferred Stock and Common Stock, voting together as a single class on an as converted basis. A vacancy in any directorship elected by the holders of Series A Preferred Stock shall be filled only by vote of the holders of Series A Preferred Stock; and a vacancy in any directorship elected by the holders of Series A Preferred Stock, Series B Preferred

          Stock and Common Stock voting together shall be filled only by the vote of the holders of Series A Preferred Stock, Series B Preferred Stock and Common Stock voting together as provided above."

     SECOND: That, thereafter, the stockholders approved the foregoing amendment by written consent in accordance with Section 228 of the Delaware General Corporation Law.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

     FOURTH: That the capital of said Corporation shall not be reduced under or by reason of said amendment.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, said Corsair Communications, Inc. has caused this certificate to be signed and attested by MaryAnn Byrnes, its President and Kevin Compton, its Secretary this 10th day of November, 1995.


                              By:  /s/ Mary Ann Byrnes
                                   -------------------------
                                   MaryAnn Byrnes, President



ATTEST:



By:   /s/ Kevin Compton
     ------------------------
     Kevin Compton, Secretary



                 [SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

                                   EXHIBIT D


                                 July 31, 1996


Comdisco, Inc.
3000 Sand Hill Road
Four Embarcadero Center
Menlo Park, CA 94025
Attention: Peggy Parker


Ladies and Gentlemen:

          This opinion letter is furnished to you pursuant to Section 8.01 of the Loan and Security Agreement of even date herewith (the "Loan Agreement"), between Corsair Communications, Inc. as borrower (the "Company") and Comdisco, Inc., as lender (the "Lender"). We have acted as counsel for the Company in connection with (i) the Loan Agreement and (ii) the issuance of warrants to purchase 75,000 shares of the Company's Series B Preferred Stock, or in certain circumstances Common Stock (the "Warrant"). Unless otherwise defined herein, terms used herein shall have the meanings assigned to them in the Loan Agreement.

          In connection with this opinion letter, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates, including certificates of public officials, and other instruments as we have deemed necessary or advisable for purposes of this opinion letter, including those relating to the authorization, execution and delivery of the Loan Agreement and the Warrant. In addition, we have examined the following documents (the items referred to in subclauses (i) through (iii) below herein referred to as the "Loan Documents"):

          (i)  an executed copy of the Loan Agreement;

          (ii) the Secured Promissory Note executed by the Company in favor of the Lender;

         (iii) an executed copy of the Warrant;

         (iv) the Amended and Restated Certificate of Incorporation and the Bylaws of the Company, each as in effect on the date hereof;

Comdisco, Inc.                                               July 31, 1996
                                                                    Page 2

          (v) an executed copy of the certificate of the Chief Financial Officer of the Company dated July 31, 1996 certifying a true copy of the resolutions of the Board of Directors of the Company adopted on July 26, 1996, authorizing, among other things, the execution, delivery and performance of the Loan Documents and the issuance of the Warrant.

          (vi) an executed copy of the certificate (the "Officer's Certificate") of the Chief Financial Officer of the Company, dated July 31, 1996; and

          (vii) such other documents as we have deemed necessary or appropriate as a basis for the opinions hereinafter expressed.

          We have also examined photostatic copies of the agreements (the "Material Agreements") identified in Exhibit A to the Officer's Certificate and any consents in connection with the Material Agreements. In our examination and review we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of the documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to the opinions hereinafter expressed which we did not independently establish or verify, we have relied without investigation upon certificates, statements and representations of representatives of the Company. We have also assumed that the Lender has filed any required California state franchise, income or similar tax returns and has paid any such required state franchise, income or similar taxes and that there are no extrinsic agreements or understandings among the parties to the Loan Documents that would modify or interpret the terms of the Loan Documents or the respective rights or obligations of the parties thereunder. Regarding documents executed by parties other than the Company, we have assumed (i) that each such other party had the power to enter into and perform all its obligations thereunder, (ii) the due authorization of, and the due execution and delivery of, such documents by each such party, (iii) that such documents constitute the legal, valid and binding obligations of each such party, and (iv) that the representations and warranties made in such documents by such parties are true and correct.

          With respect to our opinion in paragraph 1 below, we are relying solely on our review and examination of the certificates received from the Secretary of State of the State of Delaware, without further investigation of the corporate records of the Company.

          Based upon and subject to the foregoing, and except as set forth in the Disclosure Schedule and subject to the further assumptions, limitations, qualifications and exceptions set forth herein, we are of the opinion that:

Comdisco, Inc.                                               July 31, 1996
                                                                    Page 2

          1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          2. The Company has the corporate power and authority to enter into and perform the Loan Documents, and has taken all necessary corporate action to authorize the execution, delivery and performance of the Loan Documents.

          3. To our knowledge, no consents, approvals or authorizations of, or notices to or filings with, any governmental authority or agency under the Delaware General Corporation Law, the laws of the State of California or the laws of the United States, as presently in effect and interpreted, are required or necessary on the part of the Company in connection with the execution and delivery by the Company of the Loan Documents, except for such filings as are necessary in connection with the security interests in the Collateral granted by the Company to the Lender and except for the filing required by Section 25102(f) of the California Corporate Securities Law of 1968.

          4. The Loan Documents are the legal, valid and binding obligations of the Company, enforceable by the Lender against the Company in accordance with their respective terms.

          5. The execution and delivery by the Company of the Loan Documents will not (i) violate or be in conflict with any provision of the Amended and Restated Certifi cate of Incorporation or Bylaws of the Company, (ii) to our knowledge, violate or be in conflict with any federal or California law having applicability to the Company, or the Delaware General Corporation Law, as presently in effect and interpreted, (iii) to our knowledge, violate or contravene any judgment, decree, injunction or order of any federal or California court, or any arbitrator or governmental agency or authority, having jurisdiction over the Company or its properties or by which the Company may be bound, or (iv) constitute a material breach of, or result in a material default under, any term or provision of any of the Material Agreements.

          6. The shares of Common Stock issuable upon exercise of the Warrant (if no additional Series B Preferred Stock is authorized) have been duly and validly reserved for issuance and, when and if issued in accordance with the Company's Amended and Restated Certificate of Incorporation, upon receipt of the exercise price therefor, will be validly issued, fully paid and nonassessable.

          Whenever a statement herein is qualified by the expressions "known to us," "to our knowledge," "we are not aware" or a similar phrase with respect to our knowledge of matters of fact, it is intended to mean that our knowledge is based upon the records, documents, instruments and certificates described above and the current actual knowledge of the attorneys in this Firm who have devoted substantive attention to the transactions con-

Comdisco, Inc.                                               July 31, 1996
                                                                    Page 2

templated by the Loan Documents (but not including any constructive or imputed notice of any information) and that we have not otherwise undertaken any independent investigations for the purpose of rendering this opinion.

          This opinion is limited to the laws of the State of California, the General Corporation Law of the State of Delaware and applicable federal laws of the United States, and we express no opinion herein with respect to the effect or applicability of the laws of other jurisdictions.

          Our opinions in paragraph 3 above and in clause (ii) of paragraph 5 above are limited to laws and regulations normally applicable to transactions of the type contemplated in the Loan Documents and do not extend to licenses, permits and approvals necessary for the conduct of the Company's business. In addition and without limiting the previous sentence, we express no opinion herein with respect to the effect of any land use, environmental or similar law, any state or federal antitrust law, or any local law. Further, we express no opinion as to compliance or noncompliance by the Lender with any federal, state or other law (i) requiring the Lender to be licensed as a bank, finance company or other type of financial institution, (ii) pertaining to matters regulating the assets held by the Lender on the basis of portfolio requirements or the Lender's capitalization, such as loan limits and capital adequacy requirements, and (iii) otherwise applicable to the Lender and relating to its legal or regulatory status or the nature of its business.

          The opinions set forth above are subject to the following qualifications, assumptions, limitations and exceptions:

          (a) The validity, binding nature and enforceability of the Company's obligations under the Loan Documents may be subject to or limited by (i) bankruptcy, insol vency, reorganization, arrangement, moratorium, fraudulent transfer and other similar laws affecting the rights of creditors generally;
(ii) general principles of equity (whether relief is sought in a proceeding at law or in equity), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of any court of competent jurisdiction in awarding specific performance or injunctive relief and other equitable remedies; and (iii), without limiting the generality of the foregoing, the effect of California court decisions and statutes which indicate that

Comdisco, Inc.                                               July 31, 1996
                                                                    Page 2

provisions of the Loan Documents which permit the Lender or any other person or entity ("Person") to take action or make determinations may be subject to a requirement that such action be taken or such determinations be made on a reasonable basis in good faith or that it be shown that such action is reasonably necessary for the protection of the Lender or such other Person.

          (b) Our opinions are subject to the effect of the limitations imposed by the California Uniform Commercial Code ("CUCC") relating to or affecting the rights and remedies available to secured creditors.

          (c)  We express no opinion as to:

               (1) the enforceability of provisions of the Loan Documents pursuant to which the Company agrees to make payments without set-off, defense or counterclaim;

               (2) Article IX of the Loan Agreement insofar as the CUCC does not specify the manner of foreclosure or exercise of remedies in respect of deposit accounts;

               (3) provisions purporting to require the award or payment of attorneys' fees, expenses or costs in any action where the Lender is not the prevailing party, or the impact of California Civil Code ("CC") (S)1717 et seq.
                                                                        -- ----
on any such provisions;

               (4) under certain circumstances, provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, that the election of some particular remedy or remedies does not preclude recourse to one or another remedy or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

               (5) provisions prohibiting waivers of any terms or provisions of any of the Loan Documents other than in writing, or prohibiting oral modifications thereof or modification by course of dealing to the extent such provisions are inconsistent with applicable law;

               (6) the enforceability under certain circumstances of provisions indemnifying a party against, or requiring contributions toward, that party's liability for its own wrongful or negligent acts or where such indemnification or contribution is contrary to public policy or prohibited by law;

               (7) any provision providing for the exclusive jurisdiction of a particular court or purporting to waive rights to trial by jury, service of process or objections

Comdisco, Inc.                                               July 31, 1996
                                                                    Page 2

to the laying of venue or to forum on the basis of forum non conveniens, in
                                                         --- ----------
connection with any litigation arising out of or pertaining to the Loan
Documents;

               (8)  Section 10.04 of the Loan Agreement;

               (9) provisions providing for an increase in the rate of interest or imposing a late charge or penalty in the event of delinquency or default;

               (10) provisions imposing a prepayment charge, fee or penalty based upon a percentage or fraction of the amount prepaid or the amount outstanding under the Loan Agreement;

               (11) provisions purporting to waive statutory or common law rights, including the right to receive notice or to be allowed to cure, reinstate or redeem in the event of default, and provisions expressly or by implication waiving broadly or vaguely stated rights, unknown future rights and defenses to obligations, in each case to the extent such rights or defenses are not waivable under applicable law;

               (12) provisions purporting to designate the Lender as the Company's agent or attorney in fact;

               (13) provisions purporting to waive any applicable statutes of limitation;

               (14) provisions authorizing the Lender to set off and apply any deposits at any time held, and any other indebtedness at any time owing, by the Lender to or for the account of the Company;

               (15) provisions of the Loan Agreement purporting to limit the standards imposed upon the Lender for the care of Collateral in the Lender's possession to the extent such provisions are inconsistent with applicable provisions of the CUCC;

          (d)  We invite the Lender's attention to the provisions of CUCC
(S)9313 providing for fixture filings with the applicable county recorder in respect of any fixtures and to the benefits afforded to the Lender as a result of such filing. Additionally, we note that the rights of the Lender in respect of fixtures may be limited by CC (S)(S)1013, 1013.5 and 1019 and CUCC (S)9313 which concern fixtures and their removal except to the extent that appropriate agreements are obtained from owners and encumbrancers of, and others claiming an interest in, the real property on which such fixtures are located.

          (e) Our opinions are subject to the effect of judicial decisions which may permit the introduction of extrinsic evidence to interpret the terms of written contracts.

Comdisco, Inc.                                               July 31, 1996
                                                                    Page 7

          (f) Insofar as this opinion letter concerns the law of the State of California limiting the rates of interest legally chargeable or collectible, we have relied upon our understanding that the Lender is a "finance lender" licensed under the California Finance Lenders Law (with a currently effective license that has not been revoked or suspended) and therefore within the class of exempt persons contemplated by California Financial Code (S)22002 and that all amounts provided to the Company pursuant to the Loan Agreement will be made out of the licensed office of the Lender and, as a result thereof, is exempt from the restrictions of Section 1 of Article XV of the Constitution of the State of California relating to rates of interest upon the loan of money. We further assume in this regard that all Advances have been and will be made by the Lender for its own account and without intent to circumvent otherwise applicable interest rate limitations under California law and that there is no present express or implied agreement or plan to sell participations or any other interest in the Advances or the Loan Agreement to any Person other than a Person that also qualifies for an exemption from the interest rate limitations of California law.

          (g) We wish to point out that the Lender, as holder of the Secured Promissory Note, may be required to prove the outstanding amount thereof.

          (h) We express no opinion concerning the past, present or future fair market value of any securities.

          (i) The effect of subsequent issuances of securities of the Company, to the extent that the Company may issue so many shares of Common Stock that there are not enough remaining authorized but unissued shares of Common Stock for the exercise of the Warrant.

          (j) We express no opinion as to the title of the Company to any Collateral or regarding the creation, attachment, perfection or priority of any security interests in any Collateral.

          The opinions expressed herein are solely for your benefit in connection with the above transactions, and such opinions may not be relied on in any manner or for any purpose by any other Person. In addition, this opinion is rendered as of the date hereof, and we do not undertake to advise you of matters which occur subsequent to the date hereof and which affect the opinions expressed herein.

                              Very truly yours,



                              BROBECK, PHLEGER & HARRISON LLP

                                   EXHIBIT E

                            INTERCREDITOR AGREEMENT


     THIS INTERNATIONAL AGREEMENT is entered into as of July 31, 1996, by and between MMC/GATX PARTNERSHIP NO. 1, a California general partnership ("Partnership") and COMDISCO, INC. ("Comdisco"). Partnership and Comdisco are sometimes referred to herein individually as a "Lender" and, collectively, as "Lenders."


                                   RECITALS

     A. Partnership and Comdisco have each entered into a Loan and Security Agreement, dated as of July 31, 1996 (each, individually, a "Loan Agreement" and, collectively, the "Loan Agreements"), with Corsair Communications ("Borrower"). The Loan Agreements are identical except for the name of the lender, the original principal amounts thereof and the amounts of the payments thereunder. Unless otherwise defined herein, terms capitalized herein and defined in the Loan Agreement shall have the meanings ascribed to them in such Loan Agreements.

     B. Comdisco and borrower are parties to a (1) Master Lease Agreement, dated as of August 31, 1995 and Equipment Schedule(s) thereto, pursuant to which Comdisco has leased certain equipment to Borrower, and (2) a Loan and Security Agreement, dated as of August 31, 1995 (collectively, the "Comdisco Equipment Financings").

     C. Partnership and Comdisco desire to set forth in this Agreement their respective rights and obligations with respect to the Loan Agreements (and the related Loan Documents and the credit to be extended thereunder, and the exercise of rights with respect to the collateral described therein.


                                   AGREEMENT

     The parties agree as follows:

1.   DEFINITIONS AND CONSTRUCTION

     1.1  Definitions.  As used in this Agreement, the following terms shall
          -----------
have the following definitions:

          "Bankruptcy Code" means the federal bankruptcy law of the United States as from time to time in effect, currently as Title 11 of the United States Code. Section references to current sections of the Bankruptcy Code shall refer to comparable sections of any revised version thereof if section numbering is changed.

          "Claim" means the Partnership Claim and/or the Comdisco Claim, as applicable.

          "Comdisco Claim" means any and all present and future "claims" (used in its broadest sense, as contemplated by and defined in Section 101(5) of the Bankruptcy Code, but without regard to whether such claim would be disallowed under the Bankruptcy Code) of Comdisco now or hereafter arising or existing under or relating to Comdisco's Loan Agreement and related Loan Documents, whether joint, several, or joint and several, whether fixed or indeterminate, due or not yet due, contingent or non-contingent, matured or unmatured, liquidated or unliquidated, or disputed or undisputed, whether under a guaranty or a letter of credit, and whether arising under contract, in tort, by law, or otherwise, any interest or fees thereon (including interest or fees that accrue after the filing of a petition by or against Borrower under the Bankruptcy Code, irrespective of whether allowable under the Bankruptcy Code), any costs of Enforcement Actions, including reasonable attorneys' fees and costs, and any prepayment or termination premiums.

          "Enforcement Action" means, with respect to any Lender and with respect to any Claim of such Lender or any item of Collateral in which such Lender has or claims a security interest, lien or right of offset, any action, whether judicial or nonjudicial, to repossess, collect, accelerate, offset, recoup, give notification to third parties with respect to, sell, dispose of, foreclose upon, give notice of sale, disposition, or foreclosure with respect to, or obtain equitable or injunctive relief with respect to, such Claim or Collateral. The filing by any Lender of, or the joining in the filing by any Lender of, an involuntary bankruptcy or insolvency proceeding against Borrower also is an Enforcement Action.

          "Insolvency Event" has the meaning given to such term in Section 4.4.

          "Lender" or "Lenders" have the meanings given to such terms in the introductory paragraph hereof.

          "Loan Agreement(s)" has the meaning given to such term in Recital A.

          "Partnership Claim" means any and all present and future "claims" (used in its broadest sense, as contemplated by and defined in Section 101(5) of the Bankruptcy Code, but without regard to whether such claim would be disallowed under the Bankruptcy Code) of Partnership now or hereafter arising or existing under or relating to the Partnership Loan Agreement and related Loan Documents, whether joint, several, or joint and several, whether fixed or indeterminate, due or not yet due, contingent or non-contingent, matured or unmatured, liquidated or unliquidated, or disputed or undisputed, whether under a guaranty or a letter of credit, and whether arising under contract, in tort, by law, or otherwise, any interest or fees thereon (including interest or fees that accrue after the filing of a petition by or against Borrower under the Bankruptcy Code, irrespective of whether allowable under the Bankruptcy Code), any costs of Enforcement Actions, including reasonable attorneys' fees and costs, and any prepayment or termination premiums.

          "Proceeds of Collection" has the meaning given to such term in Section 4.2.

     1.2  Other Interpretive Provisions.  References in this Agreement to
          -----------------------------
"Recitals," "Sections," "Exhibits" and "Supplements" are to recitals, sections, exhibits and supplements herein and thereto unless otherwise indicated. References in this Agreement to any document, instrument or agreement shall include (a) all exhibits, schedules, annexes and other attachments thereto, (b) all documents, instruments or agreements issued or executed in replacement thereof, and (c) such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "include" and "including" and words or similar import when used in this Agreement shall not be construed to be limiting or exclusive.

2.   INTERCREDITOR ARRANGEMENTS

     2.1  Proportionate Interests.  Except as otherwise provided in this
          -----------------------
Agreement, rights, interests and obligations of each Lender under each Lender's Loan Agreement and related Loan Documents, including security interests in the collateral under each Loan Agreement, shall be shared by the Lenders in the ratio of (a) the original principal amount of such Lender's Loan to Borrower under such Lender's Loan Agreement to (b) the aggregate original principal amounts of both Lender's Loans to Borrower under the Loan Agreements. Any reference in this Agreement to an allocation between or sharing by the Lenders of any right, interest or obligation "ratably," "proportionally" or in similar terms shall refer to this ratio. The provisions hereof shall apply irrespective of the time or order of attachment or perfection of security interests, or the time or order of filing or recording of financing statements.

     2.2  Limitation on Further Loans.  After the date hereof, neither Lender
          ---------------------------
may make loans to or otherwise extend credit to Borrower without notice to and the consent of the other Lender, which consent will not be unreasonably withheld.

     2.3  Transfer of Interest in Loans.
          -----------------------------

          (a) Consent. Neither Lender may sell or otherwise transfer any of its interest in its Loan Agreement, the related Loan Documents and its Loan without the prior written consent of the other Lender, which consent shall not be unreasonably withheld.

          (b) Assumption of Obligations. The transferee shall assume all obligations of the transferring Lender with respect to the portion of the transferor's interest under this Agreement and the applicable Loan Agreement.

          (c) Legal Authority and Financial Ability. The transferee shall provide to the remaining Lender evidence satisfactory to the remaining Lender that the proposed transferee has the financial ability and legal authority to assume and perform all obligations of the transferring Lender under this Agreement and the applicable Loan Agreement.

          (d) Voidability. Any sale or transfer of an interest in this Agreement shall be voidable at the option of the remaining Lender unless the provisions of this Section 2 are satisfied.

     2.3  Amendments.  Neither Lender may amend its Loan Agreement without the
          ----------
prior written consent of the other Lender, which consent shall not be unreasonably withheld.

     2.4  Possession of Collateral.  If either Lender shall obtain possession of
          ------------------------
any Collateral, it shall hold such Collateral for itself and as agent and bailee for the other Lender for purposes of perfecting such other Lender's security interest therein.

3. ALLOCATION OF PAYMENTS PRIOR TO AN EVENT OF DEFAULT. All amounts received by Lenders for the account of Borrower prior to an Event of Default (other than scheduled payments to Comdisco on account of the Comdisco Equipment Financings), whether by payment, set-off or otherwise shall be allocated ratably between the Lenders. Each Lender shall promptly remit to the other Lender such sums as may be necessary to ensure the ratable repayment of each Lender's Loan. Notwithstanding the foregoing, a lender receiving a Scheduled Payment shall not be responsible for determining whether the other Lender also received its Scheduled Payment on such date; provided, however, if it is later determined that one Lender received more than its ratable share of the Scheduled Payments made on any date or dates, then such Lender shall remit to the other Lender such sums as may be necessary to ensure the ratable payment of such Scheduled Payments.

4.   REMEDIES UPON AN EVENT OF DEFAULT

     4.1  Decision to Exercise Remedies.  Upon the occurrence of an Event of
          -----------------------------
Default, Lender shall take such actions and only such actions as Lenders mutually agree to take to enforce their rights and remedies under the Loan Agreements; provided, however, that if after consultation, Lenders cannot mutually agree on what action to take, then either Lender shall have the right upon prior written notice to the other to accelerate its Loan and the other Lender shall simultaneously accelerate its Loan. Upon such acceleration, the Partnership shall have the right to determine and shall control the timing, order and type of Enforcement Actions which will be taken and all other matters in connection with any such Enforcement Actions. In taking such Enforcement Actions pursuant to the previous sentence, the Partnership shall act reasonably and in good faith and shall consult with and keep Comdisco informed thereof at reasonable intervals; provided, however, that notwithstanding any such consultations and provision of information to Comdisco, the Partnership shall retain the right to make all determinations in the event of disagreements between the Partnership and Comdisco. In all cases with respect to Enforcement Actions, Partnership shall have the right to act both on its own behalf and as agent for Comdisco with respect thereto. In addition, Comdisco shall take such actions and execute such documents and instruments as Partnership may reasonably request in connection with and to facilitate any such Enforcement Actions. Notwithstanding the foregoing, in all cases, any material change in the terms of the Lenders' Loan

Documents (including any change in the terms of principal repayment, any change of maturity dates, any interest rate reductions, or any release of Collateral or guarantors) or any forbearance or waiver of rights under the Loan Agreements shall require the written consent of both Lenders.

     4.2  Application of Proceeds after an Event of Default.  Notwithstanding
          -------------------------------------------------
anything to the contrary in the Loan Agreements, as between the Lenders, the proceeds of the Collateral, or any part thereof, and the proceeds of any remedy under the Loan Agreements after the occurrence and during the continuance of an Event of Default (collectively, the "Proceeds of Collection") shall upon receipt by either Lender be paid to and applied as follows:

          (a) First, to the payment of then outstanding out-of-pocket costs and expenses of the Lenders (in proportion to such costs and expenses theretofore incurred by each), including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys' fees, incurred or made under the Loan Agreements by the Lenders;

          (b) Second, to the Lenders ratably, in an amount up to the sum of all accrued interest owing to the Lenders on the Loans under the Loan Agreements;

          (c) Third, to the Lenders ratably, in an amount up to the sums of the outstanding principal and premium, if any, owing to the Lenders from Borrower on the Loans under the Loan Agreement; and

          (d) Fourth, to Borrower, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

     4.3  Waiver of Right to Require Marshaling.  Each Lender hereby expressly
          -------------------------------------
waives any right that it otherwise might have to require the other Lender to marshal assets or to resort to Collateral in any particular order or manner, whether provided for by common law or statute. Neither Lender shall be required to enforce any guaranty or any security interest or lien given by any obligor as a condition precedent or concurrent to the taking of any Enforcement Action with respect to the Collateral.

     4.4  Insolvency Events.  In the event of any distribution, division, or
          -----------------
application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the property of Borrower or the proceeds thereof to the creditors of Borrower, or the readjustment of the Partnership Claim and the Comdisco Claim, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Partnership Claim or the Comdisco Claim, or the application of the property of Borrower to the payment or liquidation thereof, or upon the dissolution or other winding up of Borrower's business, or upon the sale of all or any substantial part of Borrower's property (any of the foregoing being hereinafter referred to as an "Insolvency Event"), then, and in any such event, (a) all payments and distributions of any kind or character, whether in cash or property or securities in respect the Lenders' claims shall be distributed ratably between the Lenders; (b) each Lender shall promptly file a claim or claims, on the form required in such proceeding, for the full outstanding amount of such Lender's Claim, and shall use its best efforts to cause said claim or claims to be approved; (c) each of the Lenders hereby irrevocably agrees that, to the extent that it fails timely to do so, the other Lender may in the name of the first Lender, or otherwise, prove up any and all claims of the first Lender relating to the first lender's Claim; and (d) in the event that, notwithstanding the foregoing, any payment or distribution of any kind or character, whether in cash, properties or securities, shall be received by a Lender in excess of its ratable share, then the portion of such payment or distribution in excess of such Lender's ratable share shall be received by such Lender in trust for and shall be promptly paid over to the other Lender for application to the payments of amounts due on the other Lender's Claim.

     4.5  Return of Payments.  To the extent any payment for the account of
          ------------------
Borrower is required to be returned as a voidable transfer or otherwise, the Lenders shall contribute to one another as is necessary to ensure that such return of payment is on a pro rata basis.

     4.6  Foreclosure.
          -----------

          (a) Credit Bid By Lenders. Partnership shall have the exclusive right to enter and determine the amount of a credit bid at any foreclosure sale or other sale of any of the Collateral on behalf of both Lenders. If Lenders are the successful bidders at the sale, then (i) the amount to be credited against their respective Claims shall be allocated pro rata between the Lenders according to the balances of such Claims, and (ii) Lenders shall take title to the Collateral so purchased together, each holding a pro rata undivided interest in such Collateral. Partnership shall consult with Comdisco as to the most favorable disposition of any Collateral purchased with any such credit bid.

          (b) Cash Bid for Account of One Lender. Neither Lender shall make a cash bid at any foreclosure sale or other sale of any of the Collateral without the prior written consent of the other Lender. If a cash bid is made and is successful, then (i) the proceeds of the sale shall be allocated as set forth in Section 4.2, and (ii) the Lender that entered the successful bid shall acquire the Collateral so purchased for its own account, and the other Lender shall have no further interest in that Collateral upon the payment to such other Lender of the share of the proceeds in accordance with Section 4.2.

5.   EXCULPATION; DELEGATION; AND INDEMNIFICATION OF PARTNERSHIP

     5.1  Exculpation.  In connection with any exercise of Enforcement Actions
          -----------
hereunder, neither Partnership nor any of its partners, nor any of their respective directors, officer, employees, attorneys, accountants, or agents shall be liable as such for any action taken or omitted by it or them, except for its or their own gross negligence or willful misconduct with respect to its duties under this Agreement.

     5.2  Delegation of Duties.  Partnership may execute any of its powers and
          --------------------
perform any duties hereunder either directly or by or through agents or attorneys-in-fact. Partnership shall be entitled to advice of counsel concerning all matters pertaining to such powers and duties. Partnership shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or willful misconduct.

     5.3  Indemnification.  To the extent not reimbursed either by Borrower or
          ---------------
from the application of Collateral proceeds pursuant to Section 4.2, Comdisco agrees to reimburse and indemnify Partnership for its pro rata share of the following items:

          (a) all reasonable out-of-pocket costs and expenses of Partnership incurred by Partnership in connection with the discharge of its activities under this Agreement or either Loan Agreement, including reasonable legal expenses and attorneys' fees; provided, that the Partnership shall consult with Comdisco regarding the incurrence of such costs and expenses at reasonable intervals (but not more often than monthly) and any such reasonable costs and expenses shall be "Claims" hereunder notwithstanding any disagreement by Comdisco as to their incurrence; and

          (b) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgment, suits, costs, expenses or disbursements of any kind or nature whatever, which may be imposed on, incurred by or asserted against Partnership in any way relating to or arising out of this Agreement, or any action taken or omitted by Partnership hereunder; provided that Comdisco shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, if the same results from Partnership's gross negligence or willful misconduct.

6.   EXCULPATION; DELEGATION; AND INDEMNIFICATION OF COMDISCO

     6.1  Exculpation.  In connection with any exercise of Enforcement Actions
          -----------
hereunder, neither Comdisco nor any of its directors, officer, employees, attorneys, accountants, or agents shall be liable as such for any action taken or omitted by it or them, except for its or their own gross negligence or willful misconduct with respect to its duties under this Agreement.

     6.2  Delegation of Duties.  Comdisco may execute any of its powers and
          --------------------
perform any duties hereunder either directly or by or through agents or attorneys-in-fact. Comdisco shall be entitled to advice of counsel concerning all matters pertaining to such powers and duties. Comdisco shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or willful misconduct.

     6.3  Indemnification.  To the extent not reimbursed either by Borrower or
          ---------------
from the application of Collateral proceeds pursuant to Section 4.2, Partnership agrees to reimburse and indemnify Comdisco for its pro rata share of the following items:

          (a) all reasonable out-of-pocket costs and expenses of Comdisco incurred by Comdisco in connection with the discharge of its activities under this Agreement or either Loan Agreement, including reasonable legal expenses and attorneys' fees; provided, that the Comdisco shall consult with the Partnership regarding the incurrence of such costs and expenses at reasonable intervals (but not more often than monthly) and any such reasonable costs and expenses shall be "Claims" hereunder notwithstanding any disagreement by the Partnership as to their incurrence; and

          (b) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgment, suits, costs, expenses or disbursements of any kind or nature whatever, which may be imposed on, incurred by or asserted against Comdisco in any way relating to or arising out of this Agreement, or any action taken or omitted by Comdisco hereunder; provided that Partnership shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, if the same results from Comdisco's gross negligence or willful misconduct.

7. RIGHTS IN THE WARRANTS. Notwithstanding anything to the contrary herein, any Warrants issued to either Lender by Borrower, the stock issuable thereunder, any amounts paid thereunder, any dividends, and any other rights in connection therewith shall not be subject to the terms and conditions of this Agreement. Nothing herein shall affect either Lender's rights under any such Warrants or stock to administer, manage, transfer, assign, or exercise such Warrants or stock for its own account.

8. NO RESPONSIBILITY FOR INVESTIGATION. Each Lender agrees that it will make its own independent investigation of the financial condition and affairs of Borrower in connection with the making of Loans pursuant to the Loan Agreements and has made and shall continue to make its own appraisal of the creditworthiness of Borrower. Neither Lender shall have any duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of both Lenders or to provide the other Lender with any credit or other information with respect thereto whether coming into its possession before the date hereof or any time or times thereafter and shall further have no responsibility with respect to the accuracy of or the completeness of the information provided to Lenders by Borrower.

9.   REPRESENTATIONS AND WARRANTIES

     9.1  Due Organization and Qualification.  Comdisco represents and warrants
          ----------------------------------
that it is a Delaware corporation duly existing and in good standing under the laws of Illinois and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified, except for such states as to which any failure so to qualify would not have a material adverse effect on Comdisco. Partnership represents and warrants that is a California general partnership and that it and each of its general partners is duly existing and is in good standing under the laws of its respective state of incorporation or formation and under the laws of California and is qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified, except for such states as to which any failure so to qualify would not have a material adverse effect on Partnership.

     9.2  Authority.  Each Lender represents and warrants that is has all
          ---------
necessary power and authority to execute, deliver and perform this Agreement in accordance with the terms hereof and that it has all requisite power and authority to own and operate its properties and to carry on its business as now conducted.

     9.3  Authorization; Enforceability.  Each Lender represents and warrants
          -----------------------------
that (a) the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have each been duly authorized by all necessary action on the part of such Lender and (b) this Agreement has been duly executed and delivered and constitutes a legal, valid and binding obligation of such Lender, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

10. NOTICES. Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except informal documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by facsimile to Partnership or to Comdisco, as the case may be, at their respective addresses or fax number set forth below:

     If to Partnership:  MMC/GATX Partnership No. 1
                         c/o GATX Capital Corporation
                         as General Partner and Agent
                         Four Embarcadero Center
                         Suite 220
                         San Francisco, California 94111
                         Attention:  Contracts Administration
                         FAX:  (415) 955-3288

     with a copy to:     Meier Mitchell & Company
                         4 Orinda Way
                         Suite 200-B
                         Orinda, California 94563
                         Attention:  Contract Administration
                         FAX:  (510) 253-9528

     If to Comdisco:      Comdisco, Inc.
                         6111 North River Road
                         Rosemont, Illinois 60018
                         Attn:  Venture Lease
                         FAX:  (847) 518-5465
     with a copy to:     Comdisco, Inc.
                         6111 North River Road
                         Rosemont, Illinois 60018
                         Attn:  General Counsel
                         FAX:  (847) 518-5088

     The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

     In addition, each Lender agrees (a) to notify the other Lender promptly upon receipt of any notice from any Borrower and (b) at the other Lender's request, to send a copy of any such notice to the other Lender.

11. NO BENEFIT TO THIRD PARTIES. The terms and provisions of this Agreement shall be for the sole benefit of Lenders and their respective successors and assigns, and no other Person (including Borrower) shall have any right, benefit, priority, or interest under, or because of this Agreement.

12.  GENERAL PROVISIONS.

     12.1 Successors and Assigns.  This Agreement shall bind and inure to the
          ----------------------
benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Comdisco or Partnership without the other party's prior written consent, which consent shall not be unreasonably withheld.

     12.2 Time of Essence.  Time is of the essence for the performance of all
          ---------------
obligations set forth in this Agreement.

     12.3 Severability of Provisions.  Each provision of this Agreement shall be
          --------------------------
severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

     12.4 Entire Agreement; Construction; Amendments and Waivers.
          ------------------------------------------------------

          (a) This Agreement constitutes and contains the entire agreement between the Lenders and supersedes any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

          (b) This Agreement is the result of negotiations between and has been reviewed by each of the Lenders executing this Agreement as of the date hereof and their respective counsel; accordingly, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against either Lender. Lenders agree that they intend the literal words of this Agreement and that no parol evidence shall be necessary or appropriate to establish any Lender's actual intentions.

          (c) Any and all amendments, modifications, discharges or waivers of, or consents to any departures from any provision of this Agreement shall not be effective without the written consent of each Lender. Any waiver or consent with respect to any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which it was given. Any amendment, modifications, waiver or consent effected in accordance with this Section 12.4 shall be binding upon each Lender.

     12.5 Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

     12.6 Termination.  With respect to any particular Loan Agreement and the
          -----------
Loans thereunder, upon payment in full to either Lender of all amounts owing to such Lender with respect to such Loan Agreement, this Agreement shall terminate as to such Loan Agreement.

     12.7 Reinstatement.  Notwithstanding any provision of this Agreement to the
          -------------
contrary, the rights and obligations of the parties hereunder with respect to any Borrower shall be reinstated and revived if and to the extent that for any reason any payment by or on behalf of Borrower is rescinded, or must be otherwise restored by Lenders, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. To the extent any payment is rescinded or restored, the Obligations shall be revived in full force and effect without reduction or discharge for that payment.

     12.8 Survival.  All covenants, representations and warranties made in this
          --------
Agreement shall continue in full force and effect so long as any obligation remain outstanding hereunder. Notwithstanding the prior termination of this Agreement with respect to any Loan Agreement, the respective obligations of Lenders to indemnify each other shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Lenders have run.

13. RELATIONSHIP OF PARTIES. The relationship between Partnership and Comdisco is, and at all times shall remain solely that of co-lenders. Lenders shall not under any circumstances be construed to be partners or joint venturers of each other, nor shall the Lenders under any circumstances be deemed to be in a relationship of confidence or trust or a fiduciary relationship with each other, or to owe any fiduciary duty to each other. Lenders do not undertake or assume any responsibility or duty to each other to select, review, inspect, supervise, pass judgment upon or otherwise inform each other of any matter in connection with Borrower's property, any Collateral held by any Lender or the operations of Borrower. Each Lender shall rely entirely on its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by any Lender in connection with such matters is solely for the protection of such Lender.

14.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, EACH OF THE LENDERS HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF CALIFORNIA. LENDERS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                              MMC/GATX PARTNERSHIP NO. 1

                              By:   Meier Mitchell & Company,
                                    its general partner



                              By:__________________________
                              Name:________________________
                              Title:_______________________



                              COMDISCO, INC.



                              By:__________________________
                              Name:________________________
                              Title:_______________________


     Corsair Communications, a California corporation, the Borrower referred to in the foregoing Intercreditor Agreement, hereby acknowledges that it has received a copy of the Intercreditor Agreement and consent thereto, and agrees to recognize the rights granted thereby and will take no action that is not in accordance with the agreements set forth in the Agreement.

                              CORSAIR COMMUNICATIONS



                              By:__________________________
                              Name:________________________
                              Title:_______________________